UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – December Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2017

Annual Report

Touchstone Strategic Trust

Touchstone Dynamic Equity Fund

Touchstone Controlled Growth with Income Fund

Touchstone Dynamic Diversified Income Fund

Touchstone Dynamic Global Allocation Fund

This report identifies the Funds' investments on December 31, 2017. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended December 31, 2017.

Nearly ten years after the 2008 Credit Crisis, the economic recovery finally seemed to have taken hold in calendar year 2017. Economists and market strategists trumpeted the start of a “synchronized global expansion” as economic growth in the U.S., Japan, Europe and China aligned to provide a powerful impetus for a broader acceleration in global growth. While economic strength was synchronized across the world, monetary policies experienced further divergence. The Bank of Japan and the European Central Bank maintained accommodative stances, providing ample stimulus in an effort to sustain recent positive growth trends in gross domestic product after years of economic fragility. Meanwhile, with solid growth entrenched in the U.S., the U.S. Federal Reserve Board (Fed) continued moving toward its goal of monetary policy normalization by raising rates in March, June and December and announcing plans to reduce the size of its balance sheet.

Global equities posted strong double-digit returns across most broad U.S. and non-U.S. equity indexes. Growth-oriented stocks led U.S. equity markets over their value-oriented counterparts, while large capitalization stocks outperformed small-and mid-capitalization stocks. Outside the U.S., emerging market equities generated very strong returns followed closely by developed market equities.

While the Fed’s three rate hikes during the year pushed short-term rates higher, longer-term rates remained mostly range bound. This stable interest rate environment for intermediate to long-term interest rates allowed investment grade corporate bonds to generate solid returns. Non-investment grade bonds benefitted from the low default environment and stronger economic growth to lead the fixed income market.

The new year provides a natural point to assess the recent past and to look toward the future. From a financial perspective, it has been yet another period of strong returns across many asset classes. This makes it a particularly timely juncture to assess your current financial situation and, with the help of your financial advisor, re-assess your plans for the year – and years ahead.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Equity Fund

Sub-Advised by Analytic Investors, LLC

Investment Philosophy

The Fund seeks long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio. A proprietary system that ranks stocks according to a quantitative model is utilized in an attempt to create a diversified and hedged portfolio, which invests in a combination of long and short stocks and options, including covered calls. A security’s intrinsic value is determined by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Fund Performance

The Touchstone Dynamic Equity Fund (Class A Shares) underperformed its first benchmark, the S&P 500® Index, and outperformed its second benchmark, the Citigroup 3-Month T-Bill Index, for the 12-month period ended December 31, 2017. The Fund’s total return was 7.18 percent (calculated excluding the maximum sales charge), while the total return of the first benchmark was 21.83 percent, and the total return of its second benchmark was 0.84 percent.

Market Environment

U.S. equities moved higher throughout the 12-month period despite a changing political landscape in Washington, D.C., and increasing geopolitical risk. For example, there were escalating tensions between the U.S. and North Korea, including the launch of North Korean ballistic missiles over Japan. In addition, the U.S. Federal Reserve Board (Fed) raised the federal funds rate three times during 2017, while in total it has raised interest rates only five times since the 2008 financial crisis. The market tended to shrug off the impact of the interest rate hikes during the year as they were widely expected by investors and seen as a sign that the economy was strong enough to support rising interest rates.

Economic news released during the year was mostly positive. For example, consumer confidence in March topped economic forecasts and soared to historically high levels. Consumer confidence also increased following the election of President Donald Trump amid the prospect of lower taxes and additional infrastructure spending. In addition, the U.S. economy grew faster than initially expected, which appeared to be driven by robust business spending on equipment and an accumulation of inventories. Healthy stock market gains, with low volatility, also seemed to be driven by corporations delivering solid earnings growth with little sign of near-term recession risk. Furthermore, the U.S. tax reform bill became a reality during the fourth quarter and the U.S unemployment rate remained at historically low levels.

Portfolio Review

The Fund is a hedged equity fund with a portfolio comprised of equities and options. During the year, the equity component of the Fund posted positive returns but underperformed the S&P 500® Index. The call options component of the Fund posted negative returns as equities moved higher, while modestly outperforming the passive option component of the CBOE S&P 500 Buy Write Index, also known as the BXM Index (a benchmark index designed to track the performance of a hypothetical buy-write covered call strategy on the S&P 500® Index).

The equity portion of the Fund is structured to be sector-, style- and beta1-neutral relative to the S&P 500® Index, thus trying to deliver outperformance through stock selection. Overall stock selection detracted from performance during the 12-month period, which was led by negative results within the Energy and Information Technology sectors.

Management's Discussion of Fund Performance (Unaudited) (Continued)

The Fund’s equity investment process uses a multi-characteristic approach when valuing securities. During the year, an emphasis on valuation characteristics was the primary driver of underperformance. Specifically, the Fund was overweight companies with above-average cash flow, earnings and dividends relative to their price. This detracted from Fund performance as investors avoided these qualities when selecting securities.

Among the individual stocks that contributed to relative performance during the calendar year were short positions in Symantec Corp. (Information Technology sector), Intercept Pharmaceuticals Inc. and Envision Healthcare Corp. (both from the Health Care sector), and long positions in Adobe Systems Inc., Texas Instruments Inc. (both from the Information Technology sector) and Amazon.com Inc. (Consumer Discretionary sector). Symantec is a software company providing security products and solutions to protect businesses from malware and other cyberattacks. The stock moved lower after Symantec softened its expected earnings guidance and reported profits that were lower than estimated. Intercept Pharmaceuticals is a biopharmaceutical company with a focus on therapeutics to treat liver disease. The stock dropped to historic lows after analysts cut the company’s price target following reports of patient deaths and a warning from the U.S. Food and Drug Administration (FDA). Envision Healthcare is a provider of healthcare services with a focus on physician services, medical transportation and ambulatory services. The stock moved lower due to concerns surrounding the impact of Hurricane Irma, the U.S. Senate’s renewed attempt to repeal the Affordable Care Act and the company’s failure to provide a business forecast update in recent press releases. During the fourth quarter, shares of the company fell by more than a third following a disappointing profit forecast. Adobe Systems is a software company providing digital marketing and document management solutions. The stock advanced to a record high after the company announced a bullish 2018 forecast and analysts reacted positively to Adobe’s new product road map. Furthermore, Adobe beat analyst estimates for sales and net income which provided evidence that the company’s switch to a cloud-based subscription model was paying off. Texas Instruments, a semiconductor manufacturer, moved markedly higher after the company increased its dividend and share repurchase program. Amazon, an online retailer of consumer products and subscriptions, moved higher after the company announced plans to acquire Whole Foods Market Inc.

Among the stocks that detracted from Fund performance were long positions in Merck & Co., Celgene Corp. (both from the Health Care sector), PG&E Corp. (Utilities sector) and Ulta Beauty Inc. (Consumer Discretionary sector), and a short position in Alnylam Pharmaceuticals (Health Care sector). Merck, a pharmaceutical company, declined meaningfully after the company reported sales that were lower than estimated and the stock was downgraded by a Morgan Stanley analyst. Celgene, a biopharmaceutical company with a focus on medicines for cancer and inflammatory disorders, posted one of its worst quarters in history during the year after the company lowered forecasts for current and future sales as well as its earnings-per-share (EPS). PG&E, a California-based natural gas and electric energy company, moved lower early in the fourth quarter following growing concerns that the company may be responsible for the wildfires in Northern California. Later in the quarter, the stock declined further after the company suspended its quarterly dividend, referencing uncertainty related to causes and potential liabilities associated with the wildfires. Ulta Beauty, a retailer of beauty products, moved meaningfully lower during the second quarter after same-store sales missed analyst expectations causing investor concerns over a slowing beauty category and increased competition. Alnylam Pharmaceuticals is a biopharmaceutical company focused on RNAi (a biological process in which RNA molecules inhibit gene expression or translation, by neutralizing targeted mRNA molecules) interference therapeutics. The company’s stock rallied after a competitor, Ionis Pharmaceuticals Inc., reported a patient death during a study for a drug that Alnylam is also trying to advance through trials. As a result, Credit Suisse boosted the company’s price target which also benefited the stock.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

The Fund’s process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, we expect the Fund to benefit from being properly positioned toward stocks believed to have characteristics favored by investors. We continue to emphasize stocks with certain attractive valuation characteristics, such as stocks with below-average price-to-cash flow ratios and price-to-earnings ratios. In addition, we will continue to focus on companies with strong quality metrics, such as stocks with favorable return on equity and return on assets. Finally, we will seek to continue to deemphasize risk as investors avoid companies with above-average risk characteristics, such as above-average leverage.

1 Beta is a measure of the volatility of a portfolio relative to its benchmark.

Dividend-paying investments may not experience the same price appreciation as non-dividend paying instruments; dividend-issuing companies may choose not to pay a dividend or the dividend may be less than what is anticipated.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic
Equity Fund - Class A*, the S&P 500® Index and the Citigroup 3-Month T-Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class Y shares and Institutional Class shares was March 31, 2005, March 31, 2005, July 1, 1978 and December 9, 2005, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for periods prior to March 31, 2005, March 31, 2005 and December 9, 2005, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C and Institutional Class shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

Citigroup 3-Month T-Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Controlled Growth with Income Fund

Sub-Advised by Wilshire Associates Incorporated

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal of providing investors with growth and income by investing primarily in a diversified portfolio of underlying equity, fixed-income and alternative funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities, fixed-income instruments and other investments. The Fund will allocate a significant portion of its assets to underlying funds utilizing alternative or nontraditional investment strategies, such as long-short, merger arbitrage, flexible income and credit opportunities strategies. The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund has the ability to invest in unaffiliated underlying funds, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs), to the extent that the desired asset class exposure is not available through Touchstone Funds.

Fund Performance

The Touchstone Controlled Growth with Income Fund (Class A Shares) outperformed both of its benchmarks, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Wilshire Liquid Alternative Index for the 12-month period ended December 31, 2017. The Fund’s total return was 5.23 percent (calculated excluding the maximum sales charge) while the total return of the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.86 percent and the total return for the Wilshire Liquid Alternative Index was 5.08 percent for the same period.

Market Environment

The U.S. stock market rose in 2017. Nine of the eleven major sectors produced positive gains, with only Energy and Telecommunications Services ending the year with negative returns. The best performing sectors were Information Technology, Materials and Health Care. Large capitalization stocks outperformed small-caps. Growth stocks led value during the year in both large- and small capitalization spaces.

Equity markets outside of the U.S. produced strong returns during 2017, in both developed and emerging markets. The U.S. dollar continued to weaken, providing an additional boost for U.S. investors holding foreign currencies. With economic data out of Europe improving, European equities provided strong returns in the second and third quarters of 2017. Japan was one of the strongest developed markets during the fourth quarter due to stimulative policies by both the Bank of Japan and the national government. Japan is now experiencing its strongest economy in more than a decade. Emerging markets led all global equities during 2017, which was the strongest year for broad emerging markets equity since it recovered from the global financial crisis in 2009.

The U.S. Treasury yield curve continued to flatten during the year with short-to intermediate-term rates rising and long-term yields falling. The bellwether 10-year Treasury yield ended the year up slightly from year-end 2016. The Federal Open Market Committee increased its overnight rate three times in 2017, a total increase of 75 basis points, and began its balance sheet reduction program. Credit spreads continued to tighten during the year, most noticeably with investment grade credit.

Real estate securities were up in the U.S. during the year with a stronger return globally, due in part to a weakening dollar. Commodities were mixed for the year, as crude oil and gold prices rose while natural gas prices and master limited partnership returns were down.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Portfolio Review

During the year, none of the Fund’s underlying allocations generated a loss. Compared to the beginning of 2017, the allocation to government fixed income was increased at the expense of investment grade and high yield credit. This change was made in conjunction with our shift back to neutral (from overweight) fixed income relative to equities. We added government fixed income exposure to essentially off-set the higher equity risk in the Fund’s portfolio. Overall, the Fund remains somewhat conservatively positioned relative to long-term targets, delivering income while also participating in equity markets.

Although the Fund was positioned conservatively early in the year, its exposure to long only and hedged equities was beneficial. Touchstone Dynamic Equity Fund was the top contributor to the Fund’s return. Overall, the Fund’s long only equity allocation also generated strong return contribution driven by the Fund’s allocations to Touchstone Focused Fund and Touchstone Premium Yield Equity Fund. Within the fixed income portion of the Fund’s portfolio, Touchstone Flexible Income Fund recorded strong results, and was among the top contributors to the Fund’s overall return. The Fund’s weakest performer was Touchstone Arbitrage Fund, which had the largest average portfolio weight during the year and ultimately represented a modest drag on the Fund’s overall return.

Outlook

Although global equities are not cheap, we believe that there is little risk of a recession in the near term across most of the world’s major economies. Although the Fund remains positioned somewhat conservatively relative to long-term allocation targets, it continues to be invested in risk assets. We have pared back the Fund’s credit risk in recent quarters in exchange for moving to a target weight to long only equities. We continue to expect a moderating economic growth environment in the foreseeable future, and to believe that the current economic landscape warrants lower interest rates and lower expected returns across asset classes.

Developed markets remain relatively stable in terms of gross domestic product (GDP) growth on a normalized basis, and we are still seeing below average growth in emerging markets, albeit at a faster pace than in developed markets. On a forward looking basis, when we look at the Purchasing Managers Index, which is an indicator of economic health in the manufacturing sector of a country or a region, we continue to witness positive economic momentum in the foreign economies of both the Eurozone and Japan relative to the U.S. On a global basis, measures of inflation are mostly in-line with or slightly below historic averages. Given that global growth and inflation remain moderate, we believe that global central banks will be slower to tighten monetary policy relative to market expectations. Given ultra-low foreign developed market bond yields, we favor domestic fixed income over global fixed income. However, we recognize that further weakness in the U.S. dollar would serve to benefit foreign fixed income.

Although we believe domestic equities are fully valued, we also believe that the outlook for continued domestic and foreign GDP growth is encouraging, and that equities are not poised for an imminent selloff. Given elevated forward price-earnings levels, any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. Investors have noted concerns that the U.S. Federal Reserve Board’s (Fed) decision to gradually shrink its balance sheet introduces additional risk to U.S. Treasury bonds, as this reduction in demand and increase in supply may introduce the additional risk of a significant rise in yields. While we acknowledge this risk, we believe that it is important to recognize the recent recovery in foreign demand for U.S. Treasury bonds following the net selling activity in 2016. The Fed may be stepping away, but foreign buyers have returned. With respect to credit markets, given the further narrowing of corporate bond yield spreads over Treasuries, we remain less favorable on credit and are still underweight credit and overweight government bonds.

We believe the Fund continues to be well positioned for the current investment environment. The majority of the Fund’s investments are to managers that employ defensive or hedged equity or credit trading strategies.

Management's Discussion of Fund Performance (Unaudited) (Continued)

There is also some modest, consistent long-only equity beta1 that should allow the Fund to modestly participate in a continued domestic equity market rally. Overall, the Fund is positioned somewhat conservatively, relative to our long-term strategic allocation targets.

1 Beta is a measure of the volatility of a portfolio relative to its benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Controlled Growth with Income Fund - Class A*, the ICE BofA Merrill Lynch
3-Month U.S. Treasury Bill Index and the Wilshire Liquid Alternative IndexSM

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was September 30, 2004, September 30, 2004 and December 9, 2005, respectively. Class Y shares performance information is calculated using the historical performance of the Fund's Institutional Class shares, with an inception date of September 30, 2004, for periods prior to December 9, 2005. On November 23, 2015, Institutional Class shares were converted to Class Y shares. The returns have been restated for fees applicable to Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of treasury securities maturing in 90 days that assumes reinvestment of all income.

Wilshire Liquid Alternative IndexSM is an unmanaged index designed to provide a broad measure of the performance of the liquid alternative market.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Diversified Income Fund

Sub-Advised by Wilshire Associates Incorporated

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal of providing investors with current income by investing primarily in a diversified portfolio of fixed-income and equity-income oriented underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund has the ability to invest in unaffiliated underlying funds, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs), to the extent that the desired asset class exposure is not available through Touchstone Funds.

Fund Performance

The Touchstone Dynamic Diversified Income Fund (Class A Shares) outperformed its first benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed its second benchmark, the MSCI All Country World Index, for the 12-month period ended December 31, 2017. The Fund’s total return was 7.74 percent (calculated excluding the maximum sales charge) while the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 3.54 percent and the total return of the MSCI All Country World Index was 23.97 percent.

Market Environment

The U.S. stock market rose in 2017. Nine of the eleven major sectors produced positive gains, with only Energy and Telecommunications Services ending the year with negative returns. The best performing sectors were Information Technology, Materials and Health Care. Large capitalization stocks outperformed small-caps. Growth stocks led value during the year in both large- and small capitalization spaces.

Equity markets outside of the U.S. produced strong returns during 2017, in both developed and emerging markets. The U.S. dollar continued to weaken, providing an additional boost for U.S. investors holding foreign currencies. With economic data out of Europe improving, European equities provided strong returns in the second and third quarters of 2017, while Japan was one of the strongest developed markets during the fourth quarter due to stimulative policies by both the Bank of Japan and the national government. Japan is now experiencing its strongest economy in more than a decade. Emerging markets led all global equities during 2017, which was the strongest year for broad emerging markets equity since it recovered from the global financial crisis in 2009.

The U.S. Treasury yield curve continued to flatten during the year with short- to intermediate-term rates rising and long-term yields falling. The bellwether 10-year Treasury yield ended the year up slightly from year-end 2016. The Federal Open Market Committee increased its overnight rate three times in 2017, a total increase of 75 basis points, and began its balance sheet reduction program. Credit spreads continued to tighten during the year, most noticeably with investment grade credit.

Real estate securities were up in the U.S. during the year with a stronger return globally, due in part to a weakening dollar. Commodities were mixed for the year, as crude oil and gold prices rose while natural gas prices and master limited partnership returns were down.

Portfolio Review

Compared to the beginning of 2017, several allocation changes occurred. Most notably, the allocation to government fixed income was increased at the expense of investment grade and high yield credit. This change was made

Management's Discussion of Fund Performance (Unaudited) (Continued)

in conjunction with our shift back to neutral (from overweight) fixed income relative to equities. By adding government fixed income exposure, we added a partial hedge to off-set the equity risk we were increasing in the portfolio.

Exposure to international developed and emerging market equities and fixed income was increased during the year due to our growing confidence in the ability of foreign capital markets to outperform U.S. capital markets. Every major global economy is growing and the fundamentals have improved rapidly in many regions. Coupled with the potential for U.S. dollar weakening and rapid corporate earnings growth, we believe that foreign equities will continue their recent outperformance versus domestic equities.

The Fund’s permanent bias toward equity income represented a performance headwind in 2017, as non-dividend or low dividend yielding equities far outpaced higher dividend payers across broad equity indices. The Fund’s top equity allocations included the Touchstone Premium Yield Equity Fund and Touchstone Value Fund, which both generated positive returns for the year but lagged broader equity indices. Yet within the Fund’s fixed income allocation, exposure to high yield credit contributed to overall performance despite the aforementioned decision to reduce the overall weight to high yield bonds. Reflective of the strong credit market performance, Touchstone Credit Opportunities Fund was the largest contributor to the overall Fund return. There was only one allocation that detracted from returns during the year, JPMorgan Alerian MLP ETN.

Outlook

Although global equities are not cheap, we believe that there is little risk of a recession in the near term across most of the world’s major economies. Even though the Fund remains positioned somewhat conservatively relative to long-term allocation targets, it continues to be invested in risk assets. We have pared back the Fund’s credit risk in recent quarters in exchange for moving to a target weight to long only equities. We continue to expect a moderating economic growth environment in the foreseeable future, and therefore we continue to believe that the current economic landscape warrants lower interest rates and lower expected returns across asset classes.

Developed markets remain relatively stable in terms of gross domestic product (GDP) growth on a normalized basis, and we are still seeing below average growth in emerging markets, albeit at a faster pace than in developed markets. On a forward looking basis, when we look at the Purchasing Managers Index, which is an indicator of economic health in the manufacturing sector of a country or a region, we continue to witness positive economic momentum in the foreign economies of both the Eurozone and Japan relative to the U.S. On a global basis, measures of inflation are mostly in-line with or slightly below historic averages. Given that global growth and inflation remain moderate, we believe that global central banks will be slower to tighten monetary policy relative to market expectations. Given ultra-low foreign developed market bond yields, we favor domestic fixed income over global fixed income. However, we recognize that further weakness in the U.S. dollar would serve to benefit foreign fixed income.

Although we believe domestic equities are fully valued, we also believe that the outlook for continued domestic and foreign GDP growth is encouraging, and that equities are not poised for an imminent selloff. Given elevated forward price-earnings levels, any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. Investors have noted concerns that the U.S. Federal Reserve Board’s (Fed) decision to gradually shrink its balance sheet introduces additional risk to U.S. Treasury bonds, as this reduction in demand and increase in supply may introduce the additional risk of a significant rise in yields. While we acknowledge this risk, we believe that it is important to recognize the recent recovery in foreign demand for U.S. Treasury bonds following the net selling activity in 2016. The Fed may be stepping away, but foreign buyers have returned. With respect to credit markets, given the further narrowing of corporate bond yield spreads over Treasuries, we remain less favorable on credit and are still underweight credit and overweight government bonds.

Management's Discussion of Fund Performance (Unaudited) (Continued)

We believe the Fund continues to be well-positioned for the current investment environment. We believe the income orientation of the Fund helps to cushion volatility. We do not believe that domestic equity markets are likely to continue to experience a strong rally, so the equity income orientation of the Fund currently serves it well. Overall, the Fund is positioned somewhat conservatively, relative to our long-term strategic allocation targets.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Dynamic Diversified Income Fund-Class A*, the Bloomberg Barclays U.S. Aggregate
Bond Index and the MSCI All Country World Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was September 30, 2004, September 30, 2004 and December 9, 2005, respectively. Class Y shares performance information is calculated using the historical performance of the Fund's Institutional Class shares, with an inception date of September 30, 2004, for periods prior to December 9, 2005. On November 23, 2015, Institutional Class shares were converted to Class Y shares. The returns have been restated for fees applicable to Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Global Allocation Fund

Sub-Advised by Wilshire Associates Incorporated

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal of providing investors with capital appreciation by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund has the ability to invest in unaffiliated underlying funds, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs), to the extent that the desired asset class exposure is not available through Touchstone Funds. Under normal circumstances, the Fund (through its investment in underlying funds) will invest at least 40% of its portfolio in securities of issuers outside of the U.S.

Fund Performance

The Touchstone Dynamic Global Allocation Fund (Class A Shares) underperformed its first benchmark, the MSCI All Country World Index, and outperformed its second benchmark, the Bloomberg Barclays Global Aggregate Index, for the 12-month period ended December 31, 2017. The Fund’s total return was 13.96 percent (calculated excluding the maximum sales charge) while the total return of the MSCI All Country World Index was 23.97 percent and the total return of the Bloomberg Barclays Global Aggregate Index was 7.39 percent.

Market Environment

The U.S. stock market rose in 2017. Nine of the eleven major sectors produced positive gains, with only Energy and Telecommunications Services ending the year with negative returns. The best performing sectors were Information Technology, Materials and Health Care. Large capitalization stocks outperformed small-caps. Growth stocks led value during the year in both large- and small capitalization spaces.

Equity markets outside of the U.S. produced strong returns during 2017, in both developed and emerging markets. The U.S. dollar continued to weaken, providing an additional boost for U.S. investors holding foreign currencies. With economic data out of Europe improving, European equities provided strong returns in the second and third quarters of 2017. Japan was one of the strongest developed markets during the fourth quarter due to stimulative policies by both the Bank of Japan and the national government. Japan is now experiencing its strongest economy in more than a decade. Emerging markets led all global equities during 2017, which was the strongest year for broad emerging markets equity since it recovered from the global financial crisis in 2009.

The U.S. Treasury yield curve continued to flatten during the year with short- to intermediate-term rates rising and long-term yields falling. The bellwether 10-year Treasury yield ended the year up slightly from year-end 2016. The Federal Open Market Committee increased its overnight rate three times in 2017, a total increase of 75 basis points, and began its balance sheet reduction program. Credit spreads continued to tighten during the year, most noticeably with investment grade credit.

Real estate securities were up in the U.S. during the year with a stronger return globally, due in part to a weakening dollar. Commodities were mixed for the year, as crude oil and gold prices rose while natural gas prices and master limited partnership returns were down.

Portfolio Review

Compared to the beginning of 2017, several allocation changes occurred. Most notably, the allocation to government fixed income was increased at the expense of investment grade and high yield credit. This change was made

Management's Discussion of Fund Performance (Unaudited) (Continued)

in conjunction with our shift back to neutral (from overweight) fixed income relative to equities. By adding government fixed income exposure, we added a partial hedge to off-set the increase in equity risk we were adding back to the portfolio. During mid-2017, exposure was initiated to Touchstone Ultra Short Duration Fixed Income Fund in order to reduce interest rate risk within the Fund, out of concern that a “neutral” duration posture relative to the Bloomberg Barclays U.S. Aggregate Bond Index was adding materially more interest rate risk than is typical due to the increased duration of the index in recent years.

The Fund’s overweight to the domestic value style within the equity allocation was removed during the year. We no longer felt that valuations justified an overt overweight to value equities. Exposures to international developed and emerging market equities were increased during the year due to our increased confidence in the ability of foreign equities to outperform U.S. equities. Every major global economy is growing and the fundamentals have improved rapidly in many regions. Coupled with the potential for U.S. dollar weakening and rapid corporate earnings growth, we believe that foreign equities will continue their recent outperformance versus domestic equities.

The Fund’s performance was hindered by its modestly conservative positioning throughout 2017. The equity allocation slightly underperformed the MSCI All Country World Index, as the aforementioned value style bias early in the year represented a performance headwind. On a stand-alone basis, the Fund’s fixed income allocation underperformed the Bloomberg Barclays Global Aggregate Index, due to the allocation’s domestic investment grade fixed income and U.S. dollar exposure. Developed market non-U.S. investment grade bonds outperformed their U.S. counterparts and the U.S. dollar weakened relative to most major currencies, contributing to the underperformance of the Fund’s fixed income allocation relative to the Bloomberg Barclays Global Aggregate Index.

The Fund’s allocation to the Touchstone Sands Capital Emerging Markets Growth Fund and Touchstone Sands Capital Institutional Growth Fund were the two strongest performing allocations on a stand-alone basis during the year. In terms of contribution to return, the most notable allocations were to Touchstone International Value Fund and Touchstone International Growth Fund, as non-U.S. equities generally had a strong year due to improved global economic and market conditions, as well as a weakening U.S. dollar.

Outlook

Although global equities are not cheap, we believe that there is little risk of a recession in the near term across most of the world’s major economies. Although the Fund remains positioned somewhat conservatively relative to long-term allocation targets, it continues to be invested in risk assets. We have pared back the Fund’s credit risk in recent quarters in exchange for moving to a target weight to long only equities. We continue to expect a moderating economic growth environment in the foreseeable future, and therefore we continue to believe that the current economic landscape warrants lower interest rates and lower expected returns across asset classes.

Developed markets remain relatively stable in terms of gross domestic product (GDP) growth on a normalized basis, and we are still seeing below average growth in emerging markets, albeit at a faster pace than in developed markets. On a forward looking basis, when we look at the Purchasing Managers Index, which is an indicator of economic health in the manufacturing sector of a country or a region, we continue to witness positive economic momentum in the foreign economies of both the Eurozone and Japan relative to the U.S. On a global basis, measures of inflation are mostly in-line with or slightly below historic averages. Given that global growth and inflation remain moderate, we believe that global central banks will be slower to tighten monetary policy relative to market expectations. Given ultra-low foreign developed market bond yields, we favor domestic fixed income over global fixed income. However, we recognize that further weakness in the U.S. dollar would serve to benefit foreign fixed income.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Although we believe domestic equities are fully valued, we also believe that the outlook for continued domestic and foreign GDP growth is encouraging, and that equities are not poised for an imminent selloff. Given elevated forward price-earnings levels, any disappointment in U.S. corporate earnings growth is likely to be interpreted negatively. Investors have noted concerns that the U.S. Federal Reserve Board’s (Fed) decision to gradually shrink its balance sheet introduces additional risk to U.S. Treasury bonds, as this reduction in demand and increase in supply may introduce the additional risk of a significant rise in yields. While we acknowledge this risk, we believe that it is important to recognize the recent recovery in foreign demand for U.S. Treasury bonds following the net selling activity in 2016. The Fed may be stepping away, but foreign buyers have returned. With respect to credit markets, given the further narrowing of corporate bond yield spreads over Treasuries, we remain less favorable on credit and are still underweight credit and overweight government bonds.

We believe the Fund continues to be well-positioned for the current investment environment. We continue to favor foreign equities versus domestic equities, but believe that valuations across most asset classes are somewhat rich. Within fixed income, the Fund has sought to decrease interest rate risk while also increasing the credit quality of the portfolio. Overall, we continue to believe that the Fund is best served by remaining invested in risk assets, but we have sought to improve the portfolio risk profile where appropriate. Overall, the Fund is positioned somewhat conservatively, relative to our long-term strategic allocation targets.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Dynamic Global Allocation Fund - Class A*, the MSCI All Country World Index

and the Bloomberg Barclays Global Aggregate Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares and Class Y shares was September 30, 2004, September 30, 2004 and December 9, 2005, respectively. Class Y shares performance information is calculated using the historical performance of the Fund's Institutional Class shares, with an inception date of September 30, 2004, for periods prior to December 9, 2005. On November 23, 2015, Institutional Class shares were converted to Class Y shares. The returns have been restated for fees applicable to Class Y shares. The returns of the indexes listed above are based on the inception date of the Fund.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.

Bloomberg Barclays Global Aggregate Index is an unmanaged index that measures global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2017

The tables below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Dynamic Equity Fund
Sector Allocation*	(% of Net Assets)
Long Positions
Common Stocks
Information Technology	27.9%
Financials	18.6
Health Care	16.0
Consumer Discretionary	14.1
Industrials	9.1
Consumer Staples	7.9
Energy	7.9
Real Estate	7.0
Utilities	4.1
Materials	2.6
Telecommunication Services	2.0
Short-Term Investment Fund	5.4
Other Assets/Liabilities (Net)	(1.7)
120.9%

Short Positions
Common Stocks
Financials	(4.5)%
Information Technology	(3.9)
Utilities	(2.3)
Consumer Discretionary	(2.1)
Materials	(2.0)
Real Estate	(2.0)
Health Care	(1.8)
Energy	(0.5)
Industrials	(0.4)
Written Call and Put Options	(1.4)
(20.9)%
Total	100.0%

Touchstone Controlled Growth with Income Fund
Sector Allocation	(% of Net Assets)
Affiliated Mutual Funds
Alternative Funds	47.1%
Fixed Income Funds	42.0
Equity Funds	10.3
Short-Term Investment Fund	1.0
Other Assets/Liabilities (Net)	(0.4)
Total	100.0%

Touchstone Dynamic Diversified Income Fund
Sector Allocation	(% of Net Assets)
Affiliated Mutual Funds
Fixed Income Funds	57.4%
Equity Funds	23.2
Exchange-Traded Funds	14.4
Exchange-Traded Notes	4.2
Short-Term Investment Fund	1.0
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Touchstone Dynamic Global Allocation Fund
Sector Allocation	(% of Net Assets)
Affiliated Mutual Funds
Equity Funds	54.0%
Fixed Income Funds	26.3
Alternative Fund	4.0
Exchange-Traded Funds	15.3
Short-Term Investment Fund	1.0
Other Assets/Liabilities (Net)	(0.6)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments

Touchstone Dynamic Equity Fund – December 31, 2017

		Market
	Shares	Value

Common Stocks †† — 117.2%

Information Technology — 27.9%
Accenture PLC (Ireland) - Class A	19,916	$3,048,940
Adobe Systems, Inc.*	18,435	3,230,549
Alphabet, Inc. - Class A*	891	938,579
Apple, Inc.	8,408	1,422,886
Arista Networks, Inc.*	238	56,068
Arrow Electronics, Inc.*	3,119	250,799
Black Knight, Inc.*	12,838	566,798
CDW Corp./DE	9,099	632,290
Cognizant Technology Solutions Corp. - Class A	35,114	2,493,796
Dell Technologies, Inc. - Class V*	29,533	2,400,442
DST Systems, Inc.	2,093	129,913
eBay, Inc.*	51,837	1,956,328
Electronic Arts, Inc.*	18,843	1,979,646
Facebook, Inc. - Class A*	5,785	1,020,821
First Data Corp. - Class A*	24,118	403,012
Harris Corp.	2,673	378,630
HP, Inc.	10,083	211,844
Match Group, Inc.*	3,263	102,165
Micron Technology, Inc.*	41,923	1,723,874
Microsoft Corp.	5,522	472,352
PayPal Holdings, Inc.*	44,336	3,264,016
Skyworks Solutions, Inc.	7,262	689,527
Texas Instruments, Inc.	37,064	3,870,964
Versum Materials, Inc.	34,027	1,287,922
Xerox Corp.	6,899	201,106
		32,733,267

Financials — 18.6%
Annaly Capital Management, Inc. REIT	11,679	138,863
Athene Holding Ltd. (Bermuda)*	11,283	583,444
Bank of America Corp.	172,727	5,098,901
Bank of New York Mellon Corp. (The)	6,861	369,534
Berkshire Hathaway, Inc. - Class B*	19,975	3,959,444
Capital One Financial Corp.	444	44,213
Chimera Investment Corp. REIT	47,099	870,390
Comerica, Inc.	32,760	2,843,896
Fifth Third Bancorp	71,176	2,159,480
Progressive Corp. (The)	59,970	3,377,510
S&P Global, Inc.	98	16,601
Synovus Financial Corp.	817	39,167
US Bancorp	42,752	2,290,652
		21,792,095

Health Care — 16.0%
AbbVie, Inc.	20,540	1,986,423
Align Technology, Inc.*	187	41,549
Baxter International, Inc.	47,683	3,082,229
Biogen, Inc.*	9,234	2,941,675
Bioverativ, Inc.*	10,233	551,763
Eli Lilly & Co.	3,118	263,346
Exelixis, Inc.*	1,035	31,464
Express Scripts Holding Co.*	20,577	1,535,867
Humana, Inc.	994	246,582
IDEXX Laboratories, Inc.*	7,909	1,236,809
Merck & Co., Inc.	60,687	3,414,858
Mylan NV. (Netherlands)*	18,506	782,989
Vertex Pharmaceuticals, Inc.*	17,996	2,696,881
		18,812,435

Consumer Discretionary — 14.1%
Amazon.com, Inc.*	1,143	1,336,704
Aptiv PLC (Jersey)	4,528	384,110
Burlington Stores, Inc.*	8,030	987,931
Charter Communications, Inc. - Class A*	2,715	912,131
Delphi Technologies PLC (Jersey)*	2,161	113,388
General Motors Co.	27,161	1,113,329
Home Depot, Inc. (The)	12,635	2,394,712
Lear Corp.	1,942	343,074
Live Nation Entertainment, Inc.*	61,916	2,635,764
Netflix, Inc.*	159	30,522
NV.R, Inc.*	656	2,301,392
Ross Stores, Inc.	8,861	711,095
Skechers U.S.A., Inc. - Class A*	15,693	593,823
TJX Cos., Inc. (The)	7,625	583,008
Yum China Holdings, Inc.	51,673	2,067,953
		16,508,936

Industrials — 9.1%
Boeing Co. (The)	6,418	1,892,732
General Dynamics Corp.	5,530	1,125,079
Honeywell International, Inc.	5,982	917,400
Northrop Grumman Corp.	3,589	1,101,500
Raytheon Co.	388	72,886
Rockwell Automation, Inc.	2,296	450,820
Southwest Airlines Co.	27,135	1,775,986
WABCO Holdings, Inc.*	299	42,907
Waste Management, Inc.	37,878	3,268,871
		10,648,181

Consumer Staples — 7.9%
PepsiCo, Inc.	24,989	2,996,681
Philip Morris International, Inc.	23,531	2,486,050
Tyson Foods, Inc. - Class A	20,269	1,643,208
US Foods Holding Corp.*	4,085	130,434
Walgreens Boots Alliance, Inc.	28,500	2,069,670
		9,326,043

Energy — 7.9%
Antero Resources Corp.*	11,684	221,996
Chevron Corp.	3,478	435,411
Devon Energy Corp.	58,944	2,440,282
Exxon Mobil Corp.	61,187	5,117,681
Patterson-UTI Energy, Inc.	9,286	213,671
QEP Resources, Inc.*	92,708	887,216
		9,316,257

Real Estate — 7.0%
CBRE Group, Inc. - Class A REIT*	23,624	1,023,155
CoreCivic, Inc. REIT	21,910	492,975
Liberty Property Trust REIT	5,412	232,770
Park Hotels & Resorts, Inc. REIT	57,039	1,639,871
Prologis, Inc. REIT	54,463	3,513,408

Touchstone Dynamic Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks †† — 117.2% (Continued)

Real Estate — (Continued)
Weyerhaeuser Co. REIT	38,850	$1,369,851
		8,272,030

Utilities — 4.1%
Avangrid, Inc.	10,741	543,280
Exelon Corp.	33,073	1,303,407
NextEra Energy, Inc.	6,141	959,163
PG&E Corp.	40,187	1,801,583
PPL Corp.	6,839	211,667
		4,819,100

Materials — 2.6%
Celanese Corp. - Class A	868	92,945
Lyondellbasell Industries NV. (Netherlands) - Class A	24,881	2,744,872
Tahoe Resources, Inc.	52,741	252,629
		3,090,446

Telecommunication Services — 2.0%
Verizon Communications, Inc.	44,142	2,336,436
Total Common Stocks		$137,655,226

Short-Term Investment Fund — 5.4%
Dreyfus Government Cash Management, Institutional Shares, 1.19%∞Ω	6,404,019	$6,404,019

Total Long Positions
(Cost $133,969,373)		$144,059,245

Securities Sold Short — (19.5%)

Common Stocks — (19.5%)

Financials — (4.5%)
Brighthouse Financial, Inc.*	(30,094)	(1,764,712)
Interactive Brokers Group, Inc. - Class A	(13,696)	(810,940)
New York Community Bancorp, Inc.	(43,345)	(564,352)
Pinnacle Financial Partners, Inc.	(3,593)	(238,216)
TFS Financial Corp.	(23,741)	(354,690)
Validus Holdings Ltd. (Bermuda)	(32,802)	(1,539,070)
		(5,271,980)

Information Technology — (3.9%)
FireEye, Inc.*	(49,944)	(709,205)
Nuance Communications, Inc.*	(24,399)	(398,924)
Palo Alto Networks, Inc.*	(8,856)	(1,283,589)
Symantec Corp.	(52,715)	(1,479,183)
Teradata Corp.*	(19,804)	(761,662)
		(4,632,563)

Utilities — (2.3%)
American Water Works Co., Inc.	(4,977)	(455,346)
Aqua America, Inc.	(13,459)	(527,996)
FirstEnergy Corp.	(57,341)	(1,755,781)
		(2,739,123)

Consumer Discretionary — (2.1%)
Dunkin' Brands Group, Inc.	(11,526)	(743,081)
International Game Technology PLC (United Kingdom)	(39,345)	(1,043,036)
L Brands, Inc.	(4,766)	(287,009)
Tesla, Inc.*	(290)	(90,292)
TripAdvisor, Inc.*	(9,296)	(320,340)
		(2,483,758)

Materials — (2.0%)
AptarGroup, Inc.	(13,628)	(1,175,824)
Ashland Global Holdings, Inc.	(1,652)	(117,622)
Sealed Air Corp.	(21,977)	(1,083,466)
		(2,376,912)

Real Estate — (2.0%)
Brandywine Realty Trust, REIT	(36,099)	(656,641)
Corporate Office Properties Trust, REIT	(25,731)	(751,345)
Hudson Pacific Properties, Inc., REIT	(26,078)	(893,172)
		(2,301,158)

Health Care — (1.8%)
Agios Pharmaceuticals, Inc.*	(3,834)	(219,190)
athenahealth, Inc.*	(2,557)	(340,183)
DexCom, Inc.*	(11,031)	(633,069)
Intercept Pharmaceuticals, Inc.*	(9,390)	(548,564)
Juno Therapeutics, Inc.*	(8,699)	(397,631)
		(2,138,637)

Energy — (0.5%)
Weatherford International PLC (Ireland)*	(131,981)	(550,361)

Industrials — (0.4%)
American Airlines Group, Inc.	(7,185)	(373,835)
TransDigm Group, Inc.	(263)	(72,225)
		(446,060)
Total Common Stocks		$(22,940,552)
Total Securities Sold Short
(Proceeds $22,811,385)		$(22,940,552)

	Number
	of	Notional
	Contracts	Amount

Written Options — (1.4)%

Written Call Options — (1.4%)
Dow Jones Industrial
Average CBOE
January 2018
Strike Price $246	(740)	$(18,292,060)	(259,000)
PHLX Utility Sector
January 2018
Strike Price $750	(13)	(876,902)	(2)
Russell 2000 Index
January 2018
Strike Price $1,460	(31)	(4,760,081)	(255,502)

Touchstone Dynamic Equity Fund (Continued)

	Number
	of	Notional	Market
	Contracts	Amount	Value

Written Call Options — (1.4%) (Continued)
Russell 2000 Index
March 2018
Strike Price $1,650	(31)	$(4,760,081)	$(10,602)
S&P 500 Index
February 2018
Strike Price $2,800	(155)	(41,440,955)	(13,950)
S&P 500 Index
January 2018
Strike Price $2,580	(50)	(13,368,050)	(514,500)
S&P 500 Index
January 2018
Strike Price $2,590	(50)	(13,368,050)	(492,500)
S&P 500 Index
January 2018
Strike Price $2,675	(28)	(7,486,108)	(46,900)
S&P 500 Index
January 2018
Strike Price $2,685	(12)	(3,208,332)	(14,280)
S&P 500 Index
January 2018
Strike Price $2,685	(27)	(7,218,747)	(40,230)
			$(1,647,466)

Written Put Options — (0.0%)
S&P 500 Index
January 2018
Strike Price $2,665	(8)	(2,138,888)	(9,960)
S&P 500 Index
January 2018
Strike Price $2,690	(10)	(2,673,610)	(23,100)
			$(33,060)

Total Written Options
(Premiums received $1,538,959)			$(1,680,526)

Total — 101.7%			$119,438,167

Liabilities in Excess of
Other Assets — (1.7%)			(1,991,783)

Net Assets — 100.0%			$117,446,384

*	Non-income producing security.

††	All or a portion of these securities are pledged as collateral for securities sold short and written options. The total value of the securities pledged as collateral as of December 31, 2017 was $135,729,484.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2017.

Portfolio Abbreviations:

CBOE - Chicago Board Options Exchange

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Long Positions
Common Stocks	$137,655,226	$—	$—	$137,655,226
Short-Term Investment Fund	6,404,019	—	—	6,404,019
Total Assets	$144,059,245	$—	$—	$144,059,245

Liabilities:
Securities Sold Short
Common Stocks	$(22,940,552)	$—	$—	$(22,940,552)
Other Financial Instruments
Written Options Equity Contracts	(1,680,524)	(2)	—	(1,680,526)
Total Liabilities	$(24,621,076)	$(2)	$—	$(24,621,078)
Total	$119,438,169	$(2)	$—	$119,438,167

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Controlled Growth with Income Fund – December 31, 2017

		Market
	Shares	Value

Affiliated Mutual Funds^∞ — 99.4%

Alternative Funds — 47.1%
Touchstone Arbitrage Fund	1,168,592	$11,569,058
Touchstone Dynamic Equity Fund	632,197	10,355,379
		21,924,437

Fixed Income Funds — 42.0%
Touchstone Credit Opportunities Fund	688,605	7,003,110
Touchstone Flexible Income Fund	716,678	7,890,620
Touchstone Total Return Bond Fund	458,159	4,636,565
		19,530,295

Equity Funds — 10.3%
Touchstone Focused Fund	110,245	4,803,374
Total Affiliated Mutual Funds		$46,258,106

Short-Term Investment Fund — 1.0%
Dreyfus Government Cash Management, Institutional Shares, 1.19%∞Ω	469,396	$469,396

Total Investment Securities —100.4%
(Cost $46,286,437)		$46,727,502

Liabilities in Excess of Other Assets — (0.4%)		(163,544)

Net Assets — 100.0%		$46,563,958

^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2017.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$46,258,106	$—	$—	$46,258,106
Short-Term Investment Fund	469,396	—	—	469,396
Total	$46,727,502	$—	$—	$46,727,502

See accompanying Notes to Financial Statements

Portfolio of Investments

Touchstone Dynamic Diversified Income Fund – December 31, 2017

		Market
	Shares	Value

Affiliated Mutual Funds^∞ — 80.6%

Fixed Income Funds — 57.4%
Touchstone Credit Opportunities Fund	927,959	$9,437,346
Touchstone Flexible Income Fund	494,191	5,441,041
Touchstone High Yield Fund	648,151	5,548,170
Touchstone Total Return Bond Fund	1,141,069	11,547,620
		31,974,177

Equity Funds — 23.2%
Touchstone International Value Fund	407,114	3,252,838
Touchstone Premium Yield Equity Fund, Class Y	653,064	6,171,456
Touchstone Value Fund	348,668	3,493,649
		12,917,943
Total Affiliated Mutual Funds		$44,892,120

Exchange-Traded Funds — 14.4%
iShares International Select Dividend ETF	51,990	1,756,742
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	120,720	2,291,265
Vanguard Emerging Markets Government Bond ETF	14,400	1,155,888
Vanguard Global ex-U.S. Real Estate ETF	18,680	1,130,140
Vanguard REIT ETF	6,390	530,242
WisdomTree Emerging Markets High Dividend ETF	26,045	1,181,141
Total Exchange-Traded Funds		$8,045,418

Exchange-Traded Notes — 4.2%
JPMorgan Alerian MLP Index ETN	85,225	$2,341,131

Short-Term Investment Fund — 1.0%
Dreyfus Government Cash Management, Institutional Shares, 1.19%∞Ω	560,108	$560,108

Total Investment Securities —100.2%
(Cost $54,852,453)		$55,838,777

Liabilities in Excess of Other Assets — (0.2%)		(106,469)

Net Assets — 100.0%		$55,732,308

^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2017.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Notes

MLP - Master Limited Partnership

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$44,892,120	$—	$—	$44,892,120
Exchange-Traded Funds	8,045,418	—	—	8,045,418
Exchanged-Traded Notes	2,341,131	—	—	2,341,131
Short-Term Investment Fund	560,108	—	—	560,108
Total	$55,838,777	$—	$—	$55,838,777

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Dynamic Global Allocation Fund – December 31, 2017

		Market
	Shares	Value

Affiliated Mutual Funds^∞ — 84.3%

Equity Funds — 54.0%
Touchstone Growth Opportunities Fund	137,506	$4,562,458
Touchstone International Growth Fund	890,373	11,503,616
Touchstone International Small Cap Fund	181,919	3,452,813
Touchstone International Value Fund	1,718,237	13,728,716
Touchstone Mid Cap Fund	144,804	4,711,920
Touchstone Sands Capital Emerging Markets Growth Fund*	259,444	3,398,715
Touchstone Sands Capital Institutional Growth Fund	273,747	5,633,716
Touchstone Small Cap Value Opportunities Fund*	123,515	2,370,254
Touchstone Value Fund	1,180,647	11,830,088
		61,192,296

Fixed Income Funds — 26.3%
Touchstone Credit Opportunities Fund	425,949	4,331,898
Touchstone Total Return Bond Fund	2,084,924	21,099,433
Touchstone Ultra Short Duration Fixed Income Fund	481,410	4,462,671
		29,894,002

Alternative Funds — 4.0%
Touchstone Dynamic Equity Fund	277,043	4,537,972
Total Affiliated Mutual Funds		$95,624,270

Exchange-Traded Funds — 15.3%
iShares International Treasury Bond ETF	116,030	5,792,218
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	124,050	2,354,469
Vanguard FTSE Emerging Markets ETF	77,375	3,552,286
Vanguard Total International Bond ETF	103,680	5,637,082
Total Exchange-Traded Funds		$17,336,055

Short-Term Investment Fund — 1.0%
Dreyfus Government Cash Management, Institutional Shares, 1.19%∞Ω	1,115,267	$1,115,267

Total Investment Securities —100.6%
(Cost $108,359,840)		$114,075,592

Liabilities in Excess of Other Assets — (0.6%)		(717,098)

Net Assets — 100.0%		$113,358,494

*	Non-income producing security.

^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.

∞	Open-End Fund.

Ω	Represents the 7-day SEC yield as of December 31, 2017.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$95,624,270	$—	$—	$95,624,270
Exchange-Traded Funds	17,336,055	—	—	17,336,055
Short-Term Investment Fund	1,115,267	—	—	1,115,267
Total	$114,075,592	$—	$—	$114,075,592

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2017

		Touchstone	Touchstone	Touchstone
	Touchstone	Controlled	Dynamic	Dynamic
	Dynamic	Growth	Diversified	Global
	Equity	with Income	Income	Allocation
	Fund	Fund	Fund	Fund
Assets
Investments, at cost	$133,969,373	$46,286,437	$54,852,453	$108,359,840
Affiliated securities, at market value	$—	$46,258,106	$44,892,120	$95,624,270
Non-affiliated securities, at market value	144,059,245	469,396	10,946,657	18,451,322
Cash	—	43,718	—	—
Dividends and interest receivable	208,998	—	10,092	10,371
Receivable for capital shares sold	213,812	80,191	130,722	40,994
Receivable for investments sold	—	—	46,261	133,430
Receivable from Investment Advisor	—	10,712	—	—
Tax reclaim receivable	207	—	—	—
Other assets	14,815	24,092	24,262	24,348
Total Assets	144,497,077	46,886,215	56,050,114	114,284,735

Liabilities
Bank overdrafts	—	—	46,259	133,430
Due to prime broker	1,936,681	—	—	—
Written options, at market value (A)	1,680,526	—	—	—
Securities sold short (B)	22,940,552	—	—	—
Dividend and interest payable on securities sold short	15,066	—	—	—
Payable for capital shares redeemed	196,578	205,241	186,205	637,926
Payable to cover written options	77,262	—	—	—
Payable for investments purchased	—	43,693	—	—
Payable to Investment Advisor	85,093	—	1,657	5,983
Payable to other affiliates	23,169	4,522	15,451	28,978
Payable to Trustees	7,470	7,470	7,470	7,470
Payable for professional services	22,268	19,923	20,618	21,135
Payable to Transfer Agent	49,225	33,659	32,343	80,811
Other accrued expenses and liabilities	16,803	7,749	7,803	10,508
Total Liabilities	27,050,693	322,257	317,806	926,241

Net Assets	$117,446,384	$46,563,958	$55,732,308	$113,358,494

Net assets consist of:
Paid-in capital	$106,917,030	$45,685,495	$59,591,148	$108,815,987
Accumulated net investment income	840,099	75,892	54,486	—
Accumulated net realized gains (losses) on investments, written options, securities sold short and capital gain distributions received	(129,883)	361,506	(4,899,650)	(1,173,245)
Net unrealized appreciation on investments, written options and securities sold short	9,819,138	441,065	986,324	5,715,752
Net Assets	$117,446,384	$46,563,958	$55,732,308	$113,358,494
(A) Premiums received for written options:	$1,538,959	$—	$—	$—
(B) Proceeds received for securities sold short:	$22,811,385	$—	$—	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone	Touchstone
	Touchstone	Controlled	Dynamic	Dynamic
	Dynamic	Growth	Diversified	Global
	Equity	with Income	Income	Allocation
	Fund	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$12,751,763	$13,700,307	$31,264,391	$67,561,899
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	794,081	1,216,484	2,362,730	5,380,450
Net asset value per share*	$16.06	$11.26	$13.23	$12.56
Maximum sale charge - Class A Shares	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$17.04	$11.95	$14.04	$13.33

Pricing of Class C Shares
Net assets applicable to Class C shares	$7,726,769	$7,300,789	$17,792,485	$33,038,923
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	518,736	651,261	1,341,483	2,689,729
Net asset value and offering price per share**	$14.90	$11.21	$13.26	$12.28

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$82,003,970	$25,562,862	$6,675,432	$12,757,672
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,023,242	2,270,759	503,423	1,006,666
Net asset value, offering price and redemption price per share	$16.32	$11.26	$13.26	$12.67

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$14,963,882	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	913,279	—	—	—
Net asset value, offering price and redemption price per share	$16.38	$—	$—	$—

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

** Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2017

		Touchstone	Touchstone	Touchstone
	Touchstone	Controlled	Dynamic	Dynamic
	Dynamic	Growth	Diversified	Global
	Equity	with Income	Income	Allocation
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$—	$934,455	$1,766,519	$2,166,893
Dividends from non-affiliated securities(A)	2,889,423	3,558	586,828	429,908
Total Investment Income	2,889,423	938,013	2,353,347	2,596,801
Expenses
Investment advisory fees	1,052,361	80,042	119,824	293,109
Administration fees	179,520	58,030	86,872	170,003
Compliance fees and expenses	1,929	1,929	1,929	1,929
Custody fees	40,157	4,449	4,666	6,459
Professional fees	27,187	20,954	21,643	25,000
Transfer Agent fees, Class A	18,035	17,444	33,768	89,085
Transfer Agent fees, Class C	11,364	6,761	18,080	42,988
Transfer Agent fees, Class Y	80,011	33,000	11,613	20,020
Transfer Agent fees, Institutional Class	124	—	—	—
Registration Fees, Class A	17,260	16,882	19,067	16,916
Registration Fees, Class C	16,616	16,853	16,821	16,999
Registration Fees, Class Y	20,277	17,970	16,977	16,903
Registration Fees, Institutional Class	16,895	—	—	—
Dividend expense on securities sold short	254,464	—	—	—
Interest expense on securities sold short	223,728	—	—	—
Reports to Shareholders, Class A	4,965	4,770	6,081	10,522
Reports to Shareholders, Class C	4,341	3,963	4,740	6,231
Reports to Shareholders, Class Y	9,995	6,313	3,468	3,475
Reports to Shareholders, Institutional Class	3,345	—	—	—
Distribution expenses, Class A	36,240	34,581	75,709	163,120
Distribution and shareholder servicing expenses, Class C	95,428	84,312	212,724	382,969
Trustee fees	15,250	15,250	15,250	15,250
Other expenses	23,258	20,314	24,269	54,319
Total Expenses	2,152,750	443,817	693,501	1,335,297
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(20,143)	(228,813)	(261,196)	(507,682)
Net Expenses	2,132,607	215,004	432,305	827,615
Net Investment Income	756,816	723,009	1,921,042	1,769,186
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments in non-affiliated securities	16,417,840	1,068	87,957	476,629
Net realized gains on investments in affiliated securities	—	646,339	1,046,550	4,758,194
Net realized losses on written options	(9,160,772)	—	—	—
Net realized losses on securities sold short	(3,778,491)	—	—	—
Capital gain distributions received from affiliated funds	—	946,420	618,917	2,339,266
Net change in unrealized appreciation (depreciation) on investments in non-affiliated securities	4,829,666	—	315,824	929,597
Net change in unrealized appreciation (depreciation) on investments in affiliated securities	—	(273,276)	408,850	4,860,092
Net change in unrealized appreciation (depreciation) on written options	237,979	—	—	—
Net change in unrealized appreciation (depreciation) on securities sold short	(787,325)	—	—	—
Net Realized and Unrealized Gains (Losses) on Investments	$7,758,897	$1,320,551	$2,478,098	$13,363,778
Change in Net Assets Resulting from Operations	$8,515,713	$2,043,560	$4,399,140	$15,132,964
(A) Net of foreign tax withholding of:	$1,357	$—	$—	$—
(B) See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

			Touchstone
	Touchstone		Controlled Growth
	Dynamic Equity		with Income
	Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
From Operations
Net investment income	$756,816	$1,947,788	$723,009	$426,523
Net realized gains on investments, written options, securities sold short and capital gain distributions received	3,478,577	2,886,011	1,593,827	659,648
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	4,280,320	2,908,280	(273,276)	785,013
Change in Net Assets from Operations	8,515,713	7,742,079	2,043,560	1,871,184

Distributions to Shareholders from:
Net investment income, Class A	(172,553)	(59,922)	(392,674)	(321,665)
Net investment income, Class C	(17,388)	—	(157,807)	(134,013)
Net investment income, Class Y	(1,502,582)	(588,508)	(705,777)	(270,892)
Net investment income, Institutional Class	(269,033)	(110,416)	—	—
Net realized gains, Class A	—	—	(251,227)	(5,079)
Net realized gains, Class C	—	—	(137,460)	(3,371)
Net realized gains, Class Y	—	—	(456,450)	(4,351)
Total Distributions	(1,961,556)	(758,846)	(2,101,395)	(739,371)

Net Increase (Decrease) from Share Transactions(A)	(32,574,490)	39,315,518	7,526,552	2,338,838

Total Increase (Decrease) in Net Assets	(26,020,333)	46,298,751	7,468,717	3,470,651

Net Assets
Beginning of period	143,466,717	97,167,966	39,095,241	35,624,590
End of period	$117,446,384	$143,466,717	$46,563,958	$39,095,241
Accumulated Net Investment Income	$840,099	$1,986,916	$75,892	$5,015

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on pages 32 to 33.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Dynamic Diversified		Dynamic Global
Income		Allocation
Fund		Fund
For the	For the	For the	For the
Year	Year	Year	Year
Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,
2017	2016	2017	2016

$1,921,042	$2,563,064	$1,769,186	$2,639,864
1,753,424	46,797	7,574,089	3,327,693
724,674	3,531,488	5,789,689	(2,909,874)
4,399,140	6,141,349	15,132,964	3,057,683

(1,098,589)	(1,100,570)	(1,388,162)	(1,487,313)
(562,777)	(784,960)	(479,001)	(732,400)
(313,257)	(637,523)	(317,210)	(388,516)
—	—	—	—
—	—	(1,780,428)	(2,642,482)
—	—	(893,346)	(1,947,391)
—	—	(345,932)	(617,110)
(1,974,623)	(2,523,053)	(5,204,079)	(7,815,212)

(10,596,050)	(15,049,340)	(18,882,989)	(15,258,866)

(8,171,533)	(11,431,044)	(8,954,104)	(20,016,395)

63,903,841	75,334,885	122,312,598	142,328,993
$55,732,308	$63,903,841	$113,358,494	$122,312,598
$54,486	$136,133	$—	$—

Statements of Changes in Net Assets - Capital Stock Activity

					Touchstone Controlled Growth with
	Touchstone Dynamic Equity Fund				Income Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	353,076	$5,377,621	1,001,521	$14,331,349	303,844	$3,468,209	474,776	$5,216,104
Reinvestment of distributions	7,994	128,493	3,319	50,280	48,990	556,582	26,381	294,829
Cost of Shares redeemed	(589,851)	(9,086,483)	(810,506)	(11,812,741)	(502,871)	(5,701,203)	(569,481)	(6,241,121)
Change from Class A Share Transactions	(228,781)	(3,580,369)	194,334	2,568,888	(150,037)	(1,676,412)	(68,324)	(730,188)
Class C
Proceeds from Shares sold	50,212	707,386	287,559	3,822,949	29,116	328,559	63,172	699,268
Reinvestment of distributions	1,002	14,943	—	—	24,655	278,667	10,068	112,364
Cost of Shares redeemed	(406,227)	(5,729,141)	(223,971)	(3,020,593)	(297,154)	(3,360,934)	(225,180)	(2,467,758)
Change from Class C Share Transactions	(355,013)	(5,006,812)	63,588	802,356	(243,383)	(2,753,708)	(151,940)	(1,656,126)
Class Y
Proceeds from Shares sold	1,098,715	17,160,953	3,964,309	58,202,327	1,581,705	18,104,152	673,437	7,536,927
Reinvestment of distributions	81,200	1,326,786	34,016	524,530	91,326	1,037,072	21,068	235,671
Cost of Shares redeemed	(2,421,782)	(37,844,868)	(2,135,437)	(31,643,034)	(631,444)	(7,184,552)	(278,153)	(3,047,446)
Change from Class Y Share Transactions	(1,241,867)	(19,357,129)	1,862,888	27,083,823	1,041,587	11,956,672	416,352	4,725,152
Institutional Class
Proceeds from Shares sold	192,301	3,055,212	871,349	12,988,892	—	—	—	—
Reinvestment of distributions	16,404	269,033	7,133	110,416	—	—	—	—
Cost of Shares redeemed	(512,753)	(7,954,425)	(284,849)	(4,238,857)	—	—	—	—
Change from Institutional Class Share Transactions	(304,048)	(4,630,180)	593,633	8,860,451	—	—	—	—

Change from Share Transactions	(2,129,709)	$(32,574,490)	2,714,443	$39,315,518	648,167	$7,526,552	196,088	$2,338,838

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Dynamic Diversified Income Fund				Touchstone Dynamic Global Allocation Fund
For the Year		For the Year		For the Year		For the Year
Ended		Ended		Ended		Ended
December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

401,156	$5,259,270	202,524	$2,589,244	716,112	$8,837,278	135,554	$1,615,577
70,474	920,921	79,161	1,000,906	215,982	2,698,804	323,494	3,810,269
(333,704)	(4,369,901)	(506,011)	(6,403,795)	(975,863)	(11,955,496)	(963,955)	(11,540,780)

137,926	1,810,290	(224,326)	(2,813,645)	(43,769)	(419,414)	(504,907)	(6,114,934)

26,492	344,679	51,109	643,583	48,124	577,714	118,517	1,379,550
36,118	472,792	44,445	562,906	102,183	1,250,762	174,370	2,004,795
(697,581)	(9,140,377)	(372,001)	(4,669,530)	(1,433,517)	(17,202,035)	(857,963)	(10,067,557)

(634,971)	(8,322,906)	(276,447)	(3,463,041)	(1,283,210)	(15,373,559)	(565,076)	(6,683,212)

245,116	3,207,612	184,646	2,312,741	221,787	2,764,144	164,372	1,971,060
22,210	290,334	48,014	607,722	43,907	552,987	75,626	898,983
(578,782)	(7,581,380)	(910,971)	(11,693,117)	(518,100)	(6,407,147)	(443,819)	(5,330,763)

(311,456)	(4,083,434)	(678,311)	(8,772,654)	(252,406)	(3,090,016)	(203,821)	(2,460,720)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

(808,501)	$(10,596,050)	(1,179,084)	$(15,049,340)	(1,579,385)	$(18,882,989)	(1,273,804)	$(15,258,866)

Statement of Cash Flows

For the Year Ended December 31, 2017

Touchstone
Dynamic
Equity
Fund
Cash Flows Used in Operating Activities

Change in net assets resulting from operations	$8,515,713

Adjustments to reconcile change in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(346,041,139)
Proceeds from disposition of investments	396,129,325
Net purchases of purchased options	(43,612)
Premiums received on call and put options written	19,732,827
Covers of written options	(28,885,545)
Proceeds from securities sold short	79,810,986
Covers of securities sold short	(88,732,112)
Net purchases of short term securities	(2,031,368)
Decrease in receivable for investments sold	111,968
Proceeds from litigation settlements	85,111
Return of capital received from investments	120,573
Decrease in deposits with prime broker	1,736,635
Increase in due to prime broker	1,936,681
Decrease in dividends and interest receivable	125,358
Decrease in other assets	4,598
Increase in dividend and interest payable on securities sold short	8,434
Increase in payable to Trustees	3,543
Decrease in payable to cover written options	(98,073)
Decrease in payable to Investment Advisor	(25,911)
Decrease in payable to other affiliates	(8,862)
Increase in other accrued expenses and liabilities	20,772
Net realized (gains) on investments	(16,417,840)
Net realized losses on written options	9,160,772
Net realized losses on securities sold short	3,778,491
Net change in unrealized (appreciation) depreciation on investments	(4,829,666)
Net change in unrealized (appreciation) depreciation on written options	(237,979)
Net change in unrealized (appreciation) depreciation on securities sold short	787,325
Net cash provided by operating activities	34,717,005

Cash Flows used in Financing Activities
Proceeds from shares sold	26,326,112
Cash distributions paid	(222,301)
Cost of shares redeemed	(60,821,413)
Net cash used in financing activities	(34,717,602)

Net change in cash	(597)
Cash - beginning of the period	597
Cash - end of period	$—

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$1,739,255
Dividend and interest expense paid	$469,758

See accompanying Notes to Financial Statements.

Financial Highlights

Touchstone Dynamic Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.18	$14.52	$13.59	$13.15	$11.05
Income from investment operations:
Net investment income	0.06	(A)	0.19	(A)	0.13	—	(A)(B)	0.04
Net realized and unrealized gains on investments	1.04	0.53	0.80	0.48	2.06
Total from investment operations	1.10	0.72	0.93	0.48	2.10
Distributions from:
Net investment income	(0.22)	(0.06)	—	(0.04)	—
Net asset value at end of period	$16.06	$15.18	$14.52	$13.59	$13.15
Total return(C)	7.18%	4.95%	6.84%	3.64%	19.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$12,752	$15,525	$12,029	$11,546	$15,300
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	1.94%	1.90%	2.01%	2.07%	2.21%
Gross expenses (including dividend and interest expense on securities sold short)(E)	2.00%	1.91%	2.16%	2.18%	2.41%
Net investment income	0.40%	1.30%	0.87%	0.01%	0.30%
Portfolio turnover rate	236%	245%	235%	236%	382%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.55%, 1.55%, 1.55%, 1.55% and 1.55% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(E)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.61%, 1.56%, 1.70%, 1.66% and 1.75% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2017		2016		2015	2014		2013
Net asset value at beginning of period	$14.03		$13.47		$12.70	$12.35		$10.46
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(A)	0.07	(A)	0.02	(0.09	)(A)	(0.08)
Net realized and unrealized gains on investments	0.95		0.49		0.75	0.44		1.97
Total from investment operations	0.90		0.56		0.77	0.35		1.89
Distributions from:
Net investment income	(0.03)		—		—	—		—
Net asset value at end of period	$14.90		$14.03		$13.47	$12.70		$12.35
Total return(B)	6.37%		4.16%		6.06%	2.83%		18.07%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,727		$12,256		$10,911	$10,486		$10,261
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	2.69%		2.65%		2.76%	2.82%		2.96%
Gross expenses (including dividend and interest expense on securities sold short)(D)	2.81%		2.71%		2.90%	2.96%		3.20%
Net investment income	(0.35%)		0.55%		0.12%	(0.74%)		(0.45%)
Portfolio turnover rate	236%		245%		235%	236%		382%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 2.30%, 2.30%, 2.30%, 2.30% and 2.30% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(D)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 2.42%, 2.36%, 2.44%, 2.44% and 2.54% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.45	$14.76	$13.80	$13.37	$11.22
Income from investment operations:
Net investment income	0.12	(A)	0.24	(A)	0.17	0.04	(A)	0.07
Net realized and unrealized gains on investments	1.05	0.54	0.81	0.49	2.08
Total from investment operations	1.17	0.78	0.98	0.53	2.15
Distributions from:
Net investment income	(0.30)	(0.09)	(0.02)	(0.10)	(—	)(B)
Net asset value at end of period	$16.32	$15.45	$14.76	$13.80	$13.37
Total return	7.59%	5.31%	7.12%	3.95%	19.20%
Ratios and supplemental data:
Net assets at end of period (000's)	$82,004	$96,807	$64,986	$43,349	$24,066
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	1.60%	1.57%	1.71%	1.78	%(D)	1.96	%(D)
Gross expenses (including dividend and interest expense on securities sold short)(E)	1.60%	1.57%	1.71%	1.76%	1.95%
Net investment income	0.74%	1.64%	1.17%	0.30%	0.55%
Portfolio turnover rate	236%	245%	235%	236%	382%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.21%, 1.22%, 1.25%, 1.26% and 1.30% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(D)	Net expenses include amounts recouped by the Advisor.
(E)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.21%, 1.22%, 1.25%, 1.24% and 1.29% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$15.51	$14.82	$13.83	$13.39	$11.23
Income from investment operations:
Net investment income	0.11	(A)	0.24	(A)	0.16	0.04	(A)	0.12
Net realized and unrealized gains on investments	1.06	0.54	0.83	0.49	2.05
Total from investment operations	1.17	0.78	0.99	0.53	2.17
Distributions from:
Net investment income	(0.30)	(0.09)	(—	)(B)	(0.09)	(0.01)
Net asset value at end of period	$16.38	$15.51	$14.82	$13.83	$13.39
Total return	7.54%	5.27%	7.19%	3.98%	19.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$14,964	$18,879	$9,242	$12,297	$15,523
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(C)	1.62%	1.59	%(D)	1.71%	1.77	%(D)	1.91%
Gross expenses (including dividend and interest expense on securities sold short)(E)	1.62%	1.54%	1.72%	1.76%	1.95%
Net investment income	0.72%	1.61%	1.17%	0.31%	0.60%
Portfolio turnover rate	236%	245%	235%	236%	382%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.23%, 1.24%, 1.25%, 1.25% and 1.25% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(D)	Net expenses include amounts recouped by the Advisor.
(E)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.23%, 1.19%, 1.26%, 1.24% and 1.29% for the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Controlled Growth with Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.22	$10.83	$11.08	$10.93	$10.50
Income (loss) from investment operations:
Net investment income	0.22	0.15	0.14	0.21	0.19	(A)
Net realized and unrealized gains (losses) on investments	0.36	0.47	(0.22)	0.17	0.45
Total from investment operations	0.58	0.62	(0.08)	0.38	0.64
Distributions from:
Net investment income	(0.33)	(0.23)	(0.17)	(0.23)	(0.21)
Realized capital gains	(0.21)	(—	)(B)	—	—	—
Total distributions	(0.54)	(0.23)	(0.17)	(0.23)	(0.21)
Net asset value at end of period	$11.26	$11.22	$10.83	$11.08	$10.93
Total return(C)	5.23%	5.82%	(0.68%)	3.51%	6.14%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,700	$15,327	$15,542	$17,408	$24,857
Ratio to average net assets:
Net expenses(D)	0.49%	0.49%	0.49%	0.46%	0.35%
Gross expenses(D)	1.03%	1.04%	0.96%	0.89%	0.89%
Net investment income	1.85%	1.38%	1.25%	1.79%	1.42%
Portfolio turnover rate	39%	41%	92%	11%	30%

Touchstone Controlled Growth with Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.16	$10.78	$11.03	$10.88	$10.45
Income (loss) from investment operations:
Net investment income	0.15	0.07	0.06	0.12	0.11	(A)
Net realized and unrealized gains (losses) on investments	0.35	0.46	(0.22)	0.18	0.45
Total from investment operations	0.50	0.53	(0.16)	0.30	0.56
Distributions from:
Net investment income	(0.24)	(0.15)	(0.09)	(0.15)	(0.13)
Realized capital gains	(0.21)	(—	)(B)	—	—	—
Total distributions	(0.45)	(0.15)	(0.09)	(0.15)	(0.13)
Net asset value at end of period	$11.21	$11.16	$10.78	$11.03	$10.88
Total return(C)	4.52%	4.95%	(1.45%)	2.76%	5.36%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,301	$9,986	$11,281	$14,357	$15,275
Ratio to average net assets:
Net expenses(D)	1.24%	1.24%	1.24%	1.21%	1.10%
Gross expenses(D)	1.83%	1.81%	1.68%	1.65%	1.64%
Net investment income	1.10%	0.63%	0.50%	1.04%	0.99%
Portfolio turnover rate	39%	41%	92%	11%	30%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(D)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Controlled Growth with Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2017	2016	2015	2014	2013
Net asset value at beginning of period	$11.21	$10.83	$11.08	$10.93	$10.51
Income (loss) from investment operations:
Net investment income	0.23	0.16	0.17	0.25	0.21	(A)
Net realized and unrealized gains (losses) on investments	0.39	0.48	(0.22)	0.16	0.45
Total from investment operations	0.62	0.64	(0.05)	0.41	0.66
Distributions from:
Net investment income	(0.36)	(0.26)	(0.20)	(0.26)	(0.24)
Realized capital gains	(0.21)	(—	)(B)	—	—	—
Total distributions	(0.57)	(0.26)	(0.20)	(0.26)	(0.24)
Net asset value at end of period	$11.26	$11.21	$10.83	$11.08	$10.93
Total return	5.59%	5.99%	(0.43%)	3.78%	6.31%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,563	$13,782	$8,802	$11,931	$23,230
Ratio to average net assets:
Net expenses(C)	0.24%	0.24%	0.24%	0.21%	0.10%
Gross expenses(C)	0.82%	0.90%	0.79%	0.65%	0.62%
Net investment income	2.10%	1.63%	1.50%	2.04%	1.99%
Portfolio turnover rate	39%	41%	92%	11%	30%

(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Diversified Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.73	$12.15	$12.66	$12.37	$11.13
Income (loss) from investment operations:
Net investment income	0.44	0.48	0.18	0.22	0.17
Net realized and unrealized gains (losses) on investments	0.53	0.58	(0.50)	0.33	1.30
Total from investment operations	0.97	1.06	(0.32)	0.55	1.47
Distributions from:
Net investment income	(0.47)	(0.48)	(0.19)	(0.26)	(0.23)
Net asset value at end of period	$13.23	$12.73	$12.15	$12.66	$12.37
Total return(A)	7.74%	8.81%	(2.54%)	4.46%	13.28%
Ratios and supplemental data:
Net assets at end of period (000's)	$31,264	$28,316	$29,754	$35,689	$46,285
Ratio to average net assets:
Net expenses(B)	0.49%	0.49%	0.49%	0.46%	0.35%
Gross expenses(B)	0.90%	0.90%	0.86%	0.83%	0.86%
Net investment income	3.44%	3.73%	1.38%	1.61%	1.42%
Portfolio turnover rate	25%	32%	77%	11%	32%

Touchstone Dynamic Diversified Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.75	$12.17	$12.67	$12.36	$11.12
Income (loss) from investment operations:
Net investment income	0.38	0.38	0.09	0.11	0.08
Net realized and unrealized gains (losses) on investments	0.50	0.58	(0.50)	0.33	1.30
Total from investment operations	0.88	0.96	(0.41)	0.44	1.38
Distributions from:
Net investment income	(0.37)	(0.38)	(0.09)	(0.13)	(0.14)
Net asset value at end of period	$13.26	$12.75	$12.17	$12.67	$12.36
Total return(A)	6.93%	7.98%	(3.22%)	3.59%	12.45%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,792	$25,197	$27,414	$32,961	$36,681
Ratio to average net assets:
Net expenses(B)	1.24%	1.24%	1.24%	1.21%	1.10%
Gross expenses(B)	1.64%	1.63%	1.57%	1.57%	1.58%
Net investment income	2.69%	2.98%	0.63%	0.86%	0.67%
Portfolio turnover rate	25%	32%	77%	11%	32%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Diversified Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period	$12.75	$12.17	$12.68	$12.39	$11.15
Income (loss) from investment operations:
Net investment income	0.54	0.55	0.22	0.27	0.22
Net realized and unrealized gains (losses) on investments	0.47	0.54	(0.51)	0.31	1.28
Total from investment operations	1.01	1.09	(0.29)	0.58	1.50
Distributions from:
Net investment income	(0.50)	(0.51)	(0.22)	(0.29)	(0.26)
Net asset value at end of period	$13.26	$12.75	$12.17	$12.68	$12.39
Total return	8.06%	9.06%	(2.29%)	4.72%	13.54%
Ratios and supplemental data:
Net assets at end of period (000's)	$6,675	$10,391	$18,168	$23,466	$34,079
Ratio to average net assets:
Net expenses(A)	0.24%	0.24%	0.24%	0.21%	0.10%
Gross expenses(A)	0.84%	0.73%	0.65%	0.58%	0.59%
Net investment income	3.69%	3.98%	1.63%	1.86%	1.67%
Portfolio turnover rate	25%	32%	77%	11%	32%

(A)	Ratio does not include expenses of the underlying funds.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Global Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value at beginning of period	$11.56	$12.01	$12.89		$12.99	$11.30
Income (loss) from investment operations:
Net investment income	0.21	0.28	0.18		0.20	0.17
Net realized and unrealized gains (losses) on investments	1.39	0.06	(0.57)		0.46	1.77
Total from investment operations	1.60	0.34	(0.39)		0.66	1.94
Distributions from:
Net investment income	(0.26)	(0.28)	(0.19)		(0.25)	(0.25)
Realized capital gains	(0.34)	(0.51)	(0.30)		(0.51)	—
Total distributions	(0.60)	(0.79)	(0.49)		(0.76)	(0.25)
Net asset value at end of period	$12.56	$11.56	$12.01		$12.89	$12.99
Total return(A)	13.96%	2.80%	(3.09%)		5.06%	17.23%
Ratios and supplemental data:
Net assets at end of period (000's)	$67,562	$62,689	$71,201		$56,893	$68,184
Ratio to average net assets:
Net expenses(B)	0.49%	0.49%	0.49%		0.46%	0.35%
Gross expenses(B)	0.91%	0.92%	0.90%		0.89%	0.93%
Net investment income	1.72%	2.26%	1.75%		1.44%	1.27%
Portfolio turnover rate	32%	39%	68	%(C)	11%	38%

Touchstone Dynamic Global Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value at beginning of period	$11.31	$11.77	$12.67		$12.79	$11.13
Income (loss) from investment operations:
Net investment income	0.12	0.19	0.10		0.09	0.06
Net realized and unrealized gains (losses) on investments	1.35	0.05	(0.58)		0.45	1.77
Total from investment operations	1.47	0.24	(0.48)		0.54	1.83
Distributions from:
Net investment income	(0.16)	(0.19)	(0.12)		(0.15)	(0.17)
Realized capital gains	(0.34)	(0.51)	(0.30)		(0.51)	—
Total distributions	(0.50)	(0.70)	(0.42)		(0.66)	(0.17)
Net asset value at end of period	$12.28	$11.31	$11.77		$12.67	$12.79
Total return(A)	13.10%	2.00%	(3.81%)		4.20%	16.49%
Ratios and supplemental data:
Net assets at end of period (000's)	$33,039	$44,946	$53,417		$43,844	$49,601
Ratio to average net assets:
Net expenses(B)	1.24%	1.24%	1.24%		1.21%	1.11%
Gross expenses(B)	1.66%	1.65%	1.62%		1.62%	1.65%
Net investment income	0.97%	1.51%	1.00%		0.69%	0.52%
Portfolio turnover rate	32%	39%	68	%(C)	11%	38%

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.
(B)	Ratio does not include expenses of the underlying funds.
(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Growth Allocation Fund acquired on November 23, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Global Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015		2014	2013
Net asset value at beginning of period	$11.66	$12.11	$12.98		$13.09	$11.38
Income (loss) from investment operations:
Net investment income	0.24	0.32	0.23		0.28	0.21
Net realized and unrealized gains (losses) on investments	1.40	0.05	(0.58)		0.40	1.78
Total from investment operations	1.64	0.37	(0.35)		0.68	1.99
Distributions from:
Net investment income	(0.29)	(0.31)	(0.22)		(0.28)	(0.28)
Realized capital gains	(0.34)	(0.51)	(0.30)		(0.51)	—
Total distributions	(0.63)	(0.82)	(0.52)		(0.79)	(0.28)
Net asset value at end of period	$12.67	$11.66	$12.11		$12.98	$13.09
Total return	14.21%	3.03%	(2.75%)		5.21%	17.57%
Ratios and supplemental data:
Net assets at end of period (000's)	$12,758	$14,678	$17,711		$16,719	$30,498
Ratio to average net assets:
Net expenses(A)	0.24%	0.24%	0.24%		0.21%	0.10%
Gross expenses(A)	0.78%	0.75%	0.72%		0.62%	0.60%
Net investment income	1.97%	2.51%	2.00%		1.69%	1.53%
Portfolio turnover rate	32%	39%	68	%(B)	11%	38%

(A)	Ratio does not include expenses of the underlying funds.
(B)	Portfolio turnover excludes the purchases and sales of the Touchstone Growth Allocation Fund acquired on November 23, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

December 31, 2017

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of twenty-five funds, including the following four funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Dynamic Equity Fund (“Dynamic Equity Fund”)

Touchstone Controlled Growth with Income Fund (“Controlled Growth with Income Fund”)

Touchstone Dynamic Diversified Income Fund (“Dynamic Diversified Income Fund”)

Touchstone Dynamic Global Allocation Fund (“Dynamic Global Allocation Fund”)

Each Fund is diversified. Additionally, the Controlled Growth with Income Fund, Dynamic Diversified Income Fund and Dynamic Global Allocation Fund (collectively, the “Allocation Funds”) are “Funds of Funds”, sub-advised by Wilshire Associates Incorporated, which seek to achieve their investment goals by primarily investing in a diversified portfolio of affiliated and unaffiliated underlying equity, fixed income and alternative funds. These underlying funds (“Underlying Funds”), in turn, invest in a variety of U.S. and foreign equity and fixed income securities. Under normal circumstances, the Allocation Funds expect to invest their assets among equity, fixed-income and alternative funds in the following ranges:

	Equity Fund	Fixed-Income	Alternative
	Allocation	Fund Allocation	Fund Allocation
Controlled Growth with Income Fund	0-25%	25-50%	50-75%
Dynamic Diversified Income Fund	25-55%	25-55%	0-30%
Dynamic Global Allocation Fund	45-75%	25-55%	N/A

The investment goal of each of the Underlying Funds that the Allocation Funds invested in is as follows:

Fund	Investment Goal
Touchstone Arbitrage Fund	Seeks to achieve positive absolute returns over the long-term regardless of market conditions.
Touchstone Credit Opportunities Fund	Seeks absolute total return, primarily from income and capital appreciation.
Touchstone Dynamic Equity Fund	Seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.
Touchstone Flexible Income Fund	Seeks a high level of income consistent with reasonable risk. The Fund seeks capital appreciation as a secondary goal.
Touchstone Focused Fund	Seeks capital appreciation.
Touchstone Growth Opportunities Fund	Seeks long-term growth of capital.
Touchstone High Yield Fund	Seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.
Touchstone International Growth Fund	Seeks long-term capital growth.
Touchstone International Small Cap Fund	Seeks to provide investors with capital appreciation.
Touchstone International Value Fund	Seeks long-term capital growth.
Touchstone Mid Cap Fund	Seeks long-term capital growth.

Notes to Financial Statements (Continued)

Fund	Investment Goal
Touchstone Premium Yield Equity Fund	Seeks long-term growth of capital and high current income.
Touchstone Sands Capital Emerging Markets Growth Fund	Seeks long-term capital appreciation.
Touchstone Sands Capital Institutional Growth Fund	Seeks long-term capital appreciation.
Touchstone Small Cap Value Opportunities Fund	Seeks to provide investors with long-term capital growth.
Touchstone Total Return Bond Fund	Seeks current income. Capital appreciation is a secondary goal.
Touchstone Ultra Short Duration Fixed Income Fund	Seeks maximum total return consistent with the preservation of capital.
Touchstone Value Fund	Seeks to provide investors with long-term capital growth.
Dreyfus Government Cash Management	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.
iShares International Select Dividend ETF	Seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets.
JPMorgan Alerian MLP Index ETN	Seeks to replicate, net of expenses, the Alerian MLP Index. The index tracks the performance of midstream energy Master Limited Partnerships.
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the J.P. Morgan GBI-EMG Core Index (GBIEMCOR), which is comprised of bonds issued by emerging market governments and denominated in the local currency of the issuer.
Vanguard Emerging Markets Government Bond ETF	Seeks to track the performance of a benchmark index that measures the investment return of U.S. dollar-denominated bonds issued by governments and government related issuers in emerging market countries.
Vanguard FTSE Emerging Markets ETF	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.
Vanguard Global ex-U.S. Real Estate ETF	Seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.
Vanguard REIT ETF	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.
Vanguard Total International Bond ETF	Seeks to track the performance of a benchmark index that measures the investment return of investment-grade bonds issued outside of the United States.
WisdomTree Emerging Markets High Dividend ETF	Seeks to track the investment results of high-dividend-yielding companies in the emerging markets region.

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Dynamic Equity Fund is registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The Allocation Funds are registered to offer the following classes of shares: Class A shares, Class C shares and Class Y shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

Notes to Financial Statements (Continued)

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities
•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2017, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by sector allocation. The Funds did not hold any Level 3 categorized securities during the year ended December 31, 2017.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy. All transfers in and out of the levels are recognized at the value at the end of the period. At December 31, 2017, there were no transfers between Levels 1, 2 and 3 for all Funds.

During the year ended December 31, 2017, there were no material changes to the valuation policies and techniques.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”)(currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the Underlying Funds and are categorized in Level 1.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an

Notes to Financial Statements (Continued)

event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Allocation Funds — The Allocation Funds invest in securities of affiliated and unaffiliated funds, the Underlying Funds. The value of an investment in the Allocation Funds is based on the performance of the Underlying Funds in which they invest and the allocation of their assets among those funds. Because the Allocation Funds invest in mutual funds, shareholders of the Allocation Funds indirectly bear a proportionate share of the expenses charged by the Underlying Funds in which they invest as well as their share of the Allocation Funds’ fees and expenses. The principal risks of an investment in the Allocation Funds include the principal risks of investing in the Underlying Funds.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. An ETN is an investment company that typically seeks to track the performance of an index, similar to an ETF, but it does not hold any securities that it tracks. ETF and ETN shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs, ETNs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. Investments in ETNs are also subject to credit risk similar to other debt securities. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Cash and cash equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents and are included in the investments on the financial statements. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued

Notes to Financial Statements (Continued)

at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities.

Securities sold short — The Dynamic Equity Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of December 31, 2017, the Dynamic Equity Fund had securities sold short with a fair value of $(22,940,552) and pledged securities with a fair value of $135,729,484 as collateral for both securities sold short and written options and had a related due to prime broker balance of $1,936,681.

Options — The Dynamic Equity Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of December 31, 2017, the Dynamic Equity Fund had written options with a fair value of $(1,680,526) and pledged securities with a fair value of $135,729,484 as collateral for both securities sold short and written options and had a related due to prime broker balance of $1,936,681.

Real Estate Investment Trusts — The Dynamic Equity Fund may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — The Dynamic Equity Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination.

Notes to Financial Statements (Continued)

Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.

When entering into a derivative transaction, the Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).

For financial reporting purposes, the Dynamic Equity Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

As of December 31, 2017, the Dynamic Equity Fund’s assets and liabilities that were subject to a MNA on a gross basis were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Written Options	$—	$1,680,526

The following table presents the Dynamic Equity Fund’s liabilities net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2017:

Gross Amounts
Available for Offset
	Gross Amount of	in Statement of	Non-cash
	Recognized	Assets and	Collateral	Cash Collateral
	Liabilities	Liabilities	Pledged	Pledged	Net Amount(B)
Written Options(A)	$1,680,526	$—	$(1,680,526)	$—	$—

(A)	Pershing LLC is the counterparty.

(B)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Dynamic Equity Fund’s derivative financial instruments by primary risk exposure as of December 31, 2017:

Notes to Financial Statements (Continued)

Fair Value of Derivative Investments As of December 31, 2017
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Dynamic Equity Fund	Written Options - Equity Contracts*	$—	$1,680,526

* Statements of Assets and Liabilities Location: Written options, at market value.

The following table sets forth the effect on the Dynamic Equity Fund’s derivative financial instruments by primary risk exposure on the Statement of Operations for the year ended December 31, 2017:

The Effect of Derivative Investments on the Statement of Operations for the Year Ended December 31, 2017
			Change in
			Unrealized
		Realized Gains	Appreciation
	Derivatives not accounted for as hedging	(Losses)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Dynamic Equity Fund	Purchased Options - Equity Contacts*	$(43,612)	$—
	Written Options - Equity Contacts**	(9,160,772)	237,979

*  Statements of Operations Location: Net realized gains on investments in non-affiliated securities.

**  Statements of Operations Location: Net realized losses on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

For the year ended December 31, 2017, the average quarterly balances of outstanding derivative financial instruments were as follows:

Dynamic
Equity
Fund
Equity contracts:
Purchased Options - Cost*	$—
Written Options - Premiums received	1,799,691

* The balance at each quarter end was zero.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Classes C, Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Notes to Financial Statements (Continued)

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Dynamic Equity Fund declares and distributes net investment income, if any, annually as a dividend to shareholders. The Allocation Funds each declare and distribute net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2017:

		Controlled	Dynamic	Dynamic
	Dynamic	Growth with	Diversified	Global
	Equity	Income	Income	Allocation
	Fund	Fund	Fund	Fund
Purchases of investment securities	$346,041,139	$23,179,267	$15,279,097	$37,211,621
Proceeds from sales and maturities	$396,129,325	$15,655,897	$25,275,590	$56,698,976

There were no purchases or proceeds from sales and maturities of U.S. Government securities by the Funds for the year ended December 31, 2017.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern Financial Group, Inc.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’

Notes to Financial Statements (Continued)

compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $61,000 for the year ended December 31, 2017.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Dynamic Equity Fund	0.85% on the first $300 million
0.80% on the next $200 million
0.75% on the next $250 million
0.70% on the next $250 million
0.65% on the next $500 million
0.60% on the next $500 million
0.55% on such assets over $2 billion
Controlled Growth with Income Fund and	0.20% on the first $1 billion
Dynamic Diversified Income Fund	0.175% on the next $1 billion
0.15% on the next $1 billion
0.125% on such assets over $3 billion
Dynamic Global Allocation Fund	0.25% on the first $1 billion
0.225% on the next $1 billion
0.20% on the next $1 billion
0.175% on such assets over $3 billion

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Analytic Investors, LLC	Wilshire Associates Incorporated
Dynamic Equity Fund	Controlled Growth with Income Fund
Dynamic Diversified Income Fund
Dynamic Global Allocation Fund

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity provider; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive class-level expenses, advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

				Institutional	Termination
Fund	Class A	Class C	Class Y	Class	Date
Dynamic Equity Fund	1.55%	2.30%	1.30%	1.25%	April 30, 2018
Controlled Growth with Income Fund	0.49%	1.24%	0.24%	—	April 30, 2018
Dynamic Diversified Income Fund	0.49%	1.24%	0.24%	—	April 30, 2018
Dynamic Global Allocation Fund	0.49%	1.24%	0.24%	—	April 30, 2018

During the year ended December 31, 2017, the Advisor or its affiliates waived investment advisory fees, administration fees and other operating expenses, including distribution fees of the Funds, as follows:

Notes to Financial Statements (Continued)

	Investment		Other
	Advisory		Operating
	Fees	Administration	Expenses
Fund	Waived	Fees Waived	Waived	Total
Dynamic Equity Fund	$—	$—	$20,143	$20,143
Controlled Growth with Income Fund	46,971	58,030	123,812	228,813
Dynamic Diversified Income Fund	43,001	86,872	131,323	261,196
Dynamic Global Allocation Fund	114,081	170,003	223,598	507,682

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement and the Fund’s current expense limitation.

As of December 31, 2017, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration	Expiration
	December 31,	December 31,	December 31,
Fund	2018	2019	2020	Total
Controlled Growth with Income Fund	$147,979	$135,822	$166,696	$450,497
Dynamic Diversified Income Fund	229,335	198,988	161,927	590,250
Dynamic Global Allocation Fund	332,780	352,954	324,451	1,010,185

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2017.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

Notes to Financial Statements (Continued)

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended December 31, 2017:

Fund	Amount
Dynamic Equity Fund	$871
Controlled Growth with Income Fund	1,696
Dynamic Diversified Income Fund	10,371
Dynamic Global Allocation Fund	15,987

In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended December 31, 2017:

Fund	Amount
Dynamic Equity Fund	$780
Controlled Growth with Income Fund	336
Dynamic Diversified Income Fund	137
Dynamic Global Allocation Fund	168

Notes to Financial Statements (Continued)

INTERFUND TRANSACTIONS

The Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended December 31, 2017, the Funds did not engage in any Rule 17a-7 transactions as defined under the 1940 Act.

AFFILIATED INVESTMENTS

A summary of each Allocation Fund’s transactions in affiliated Underlying Funds during the year ended December 31, 2017 is as follows:

Controlled Growth with Income Fund

					Net Change
					in Unrealized
	Market Value	Purchases at	Proceeds	Net Realized	Appreciation	Market Value	Dividend	Shares
Underlying Fund*	12/31/2016	cost	from sales	Gain(Loss)	(Depreciation)	12/31/2017	Income	12/31/2017
Touchstone Arbitrage Fund	$9,725,751	$3,981,630	$1,673,842	$505,288	$(483,400)	$11,569,058	$—	1,168,592
Touchstone Dynamic Equity Fund	8,771,706	2,932,292	1,835,808	89,751	397,438	10,355,379	186,037	632,197
Touchstone Credit Opportunities Fund	5,813,593	3,182,978	1,892,481	293,289	(211,652)	7,003,110	337,622	688,605
Touchstone Flexible Income Fund	9,044,153	2,766,280	4,273,111	172,019	181,279	7,890,620	233,847	716,678
Touchstone Total Return Bond Fund	—	4,762,197	106,447	58	(19,243)	4,636,565	60,838	458,159
Touchstone Focused Fund	—	4,995,373	171,134	281,970	(25,401)	4,803,374	45,900	110,245
Touchstone High Yield Fund	3,067,214	334,734	3,485,641	98,760	(15,067)	—	54,203	—
Touchstone Premium Yield Equity Fund, Class Y	2,006,801	85,768	2,146,963	151,624	(97,230)	—	16,008	—
Total:	$38,429,218	$23,041,252	$15,585,427	$1,592,759	$(273,276)	$46,258,106	$934,455

Dynamic Diversified Income Fund

					Net Change
					in Unrealized
	Market Value	Purchases at	Proceeds	Net Realized	Appreciation	Market Value	Dividend	Shares
Underlying Fund*	12/31/2016	cost	from sales	Gain(Loss)	(Depreciation)	12/31/2017	Income	12/31/2017
Touchstone Credit Opportunities Fund	$13,552,739	$3,050,813	$7,157,237	$679,671	$(435,930)	$9,437,346	$605,909	927,959
Touchstone Flexible Income Fund	6,182,416	889,677	1,870,632	67,047	172,533	5,441,041	168,019	494,191
Touchstone High Yield Fund	10,222,308	488,460	5,360,157	240,635	(43,076)	5,548,170	328,717	648,151
Touchstone Total Return Bond Fund	9,934,885	3,446,155	1,936,122	(4,300)	107,002	11,547,620	314,331	1,141,069
Touchstone International Value Fund	2,540,292	1,319,969	1,024,744	18,133	399,188	3,252,838	123,973	407,114
Touchstone Premium Yield Equity Fund, Class Y	5,730,612	2,134,500	2,072,044	230,938	267,078	6,171,456	163,832	653,064
Touchstone Value Fund	3,466,431	914,274	1,015,875	433,343	(57,945)	3,493,649	61,738	348,668
Total:	$51,629,683	$12,243,848	$20,436,811	$1,665,467	$408,850	$44,892,120	$1,766,519

Notes to Financial Statements (Continued)

Dynamic Global Allocation Fund

					Net Change
					in Unrealized
	Market Value	Purchases at	Proceeds	Net Realized	Appreciation	Market Value	Dividend	Shares
Underlying Fund*	12/31/2016	cost	from sales	Gain(Loss)	(Depreciation)	12/31/2017	Income	12/31/2017
Touchstone Growth Opportunities Fund	$—	$5,004,593	$536,527	$434,504	$62,606	$4,562,458	$—	137,506
Touchstone International Growth Fund	7,339,639	3,832,463	2,081,904	273,759	2,145,904	11,503,616	88,282	890,373
Touchstone International Small Cap Fund	2,344,666	1,229,163	712,740	229,411	362,313	3,452,813	98,613	181,919
Touchstone International Value Fund	12,741,103	2,247,896	3,293,232	39,992	1,992,957	13,728,716	591,654	1,718,237
Touchstone Mid Cap Fund	5,036,398	1,369,442	2,438,102	512,341	276,517	4,711,920	9,896	144,804
Touchstone Sands Capital Emerging Markets Growth Fund	3,283,257	385,595	1,407,382	111,311	1,025,934	3,398,715	—	259,444
Touchstone Sands Capital Institutional Growth Fund	8,236,214	1,839,990	5,800,718	1,183,264	1,113,562	5,633,716	—	273,747
Touchstone Small Cap Value Opportunities Fund	2,571,586	320,525	587,649	5,022	60,770	2,370,254	—	123,515
Touchstone Value Fund	13,841,893	3,886,369	6,511,230	3,803,009	(2,359,819)	11,830,088	245,241	1,180,647
Touchstone Credit Opportunities Fund	6,067,647	1,106,914	2,813,875	273,675	(185,566)	4,331,898	239,027	425,949
Touchstone Total Return Bond Fund	26,361,933	2,258,065	7,797,428	(13,744)	290,607	21,099,433	663,952	2,084,924
Touchstone Ultra Short Duration Fixed Income Fund	—	4,944,412	467,108	(216)	(14,417)	4,462,671	63,603	481,410
Touchstone Dynamic Equity Fund	9,967,595	295,436	5,942,033	222,762	(5,788)	4,537,972	81,805	277,043
Touchstone High Yield Fund	3,725,342	88,402	3,930,626	22,370	94,512	—	84,820	—
Total:	$101,517,273	$28,809,265	$44,320,554	$7,097,460	$4,860,092	$95,624,270	$2,166,893

*All affiliated fund investments are in Institutional Class shares, unless otherwise indicated.

5. Liquidity

Interfund lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended December 31, 2017, the program was not utilized.

6. Federal Tax Information

Federal income tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

Notes to Financial Statements (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2017 and December 31, 2016 are as follows:

	Dynamic		Controlled Growth
	Equity Fund		with Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
From ordinary income	$1,961,556	$758,846	$1,451,009	$726,570
From long-term capital gains	—	—	650,386	12,801
Total distributions	$1,961,556	$758,846	$2,101,395	$739,371

	Dynamic Diversified		Dynamic Global
	Income Fund		Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
From ordinary income	$1,974,623	$2,523,053	$2,205,466	$3,789,911
From long-term capital gains	—	—	2,998,613	4,025,301
Total distributions	$1,974,623	$2,523,053	$5,204,079	$7,815,212

The following information is computed on a tax basis for each item as of December 31, 2017:

	Dynamic	Controlled Growth
	Equity Fund	with Income Fund
Tax cost of portfolio investments	$134,003,795	$46,299,688
Gross unrealized appreciation on investments	12,061,881	901,340
Gross unrealized depreciation on investments	(2,006,431)	(473,526)
Net unrealized appreciation (depreciation) on investments	10,055,450	427,814
Gross unrealized appreciation on short sales and derivatives	1,212,211	—
Gross unrealized depreciation on short sales and derivatives	(1,357,449)	—
Net unrealized depreciation on short sales and derivatives	(145,238)	—
Qualified late-year losses	(220,957)	—
Undistributed ordinary income	840,099	75,892
Undistributed capital gains	—	374,757
Accumulated earnings (deficit)	$10,529,354	$878,463

	Dynamic Diversified	Dynamic Global
	Income Fund	Allocation Fund
Tax cost of portfolio investments	$54,950,737	$108,394,393
Gross unrealized appreciation on investments	1,665,200	6,793,550
Gross unrealized depreciation on investments	(777,160)	(1,112,351)
Net unrealized appreciation (depreciation) on investments	888,040	5,681,199
Capital loss carryforwards	(4,801,366)	(1,947,286)
Undistributed ordinary income	54,486	—
Undistributed capital gains	—	808,594
Accumulated earnings (deficit)	$(3,858,840)	$4,542,507

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, non-taxable transfer and a non-taxable distribution basis outstanding.

Notes to Financial Statements (Continued)

As of December 31, 2017, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Short Term
	Expiring In
	2018*		Total
Dynamic Diversified Income Fund	$4,801,366	**	$4,801,366
Dynamic Global Allocation Fund	1,947,286	**	1,947,286

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. The provisions of the Act first became effective for the Funds’ fiscal year ended December 31, 2012 and are applicable to all subsequent fiscal years. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

**May be subject to limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2017, the following Funds utilized capital loss carryforwards or had capital loss carryforwards expire:

Fund	Utilized	Expired
Dynamic Equity Fund	$2,645,324	$74,796,685
Dynamic Diversified Income Fund	1,701,562	6,348,257
Dynamic Global Allocation Fund	3,312,744	—

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2017, the Dynamic Equity Fund elected to defer $220,957 of realized capital losses.

The Funds have analyzed their tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2014 through 2017) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the reclassification of distributions received, reclassification of nontaxable and/or capital gain distributions, re-designation of dividends paid, expiration of prior year capital loss carryforwards and capitalized dividends on short sales have been made to the following Funds for the year ended December 31, 2017:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Dynamic Equity Fund	$(74,774,508)	$57,923	$74,716,585
Controlled Growth with Income Fund	—	604,126	(604,126)
Dynamic Diversified Income Fund	(6,348,257)	(28,066)	6,376,323
Dynamic Global Allocation Fund	(34,162)	415,187	(381,025)

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’

Notes to Financial Statements (Continued)

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Risks Associated with Leverage — By investing the proceeds received from selling securities short, the Dynamic Equity Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long or short equity positions and may cause the Fund’s NAV to be more volatile than if the Fund had not used leverage. This could result in increased volatility of returns.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Touchstone Strategic Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Dynamic Equity Fund, Touchstone Controlled Growth with Income Fund, Touchstone Dynamic Diversified Income Fund and Touchstone Dynamic Global Allocation Fund (collectively referred to as the “Funds”) (four of the funds constituting the Touchstone Strategic Trust) (the “Trust”), including the portfolios of investments, as of December 31, 2017, and the related statements of operations and statement of cash flows of Touchstone Dynamic Equity Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting the Touchstone Strategic Trust) at December 31, 2017, the results of their operations and the cash flows of Touchstone Dynamic Equity Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

February 16, 2018

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2017 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Dynamic Equity Fund	100.00%
Controlled Growth with Income Fund	25.65%
Dynamic Diversified Income Fund	20.33%
Dynamic Global Allocation Fund	41.35%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2017 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Dynamic Equity Fund	100.00%
Controlled Growth with Income Fund	23.80%
Dynamic Diversified Income Fund	10.37%
Dynamic Global Allocation Fund	19.36%

For the year ended December 31, 2017, the Controlled Growth with Income Fund and the Dynamic Global Allocation Fund designated $794,855 and $3,807,207, respectively, as long-term capital gains.

Foreign Tax Income & Foreign Tax Credit

Dynamic Diversified Income Fund and Dynamic Global Allocation Fund intend to pass through a foreign tax credit to their respective shareholders. For the fiscal year ended December 31, 2017, the total amount of foreign source income is $383,819 or $0.09 per share and $1,087,602 or $0.12 per share, respectively. The total amount of foreign taxes to be paid is $23,028 or $0.005 per share and $59,901 or $0.007 per share, respectively. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; or (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including with respect to reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1)

Other Items (Unaudited) (Continued)

fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 through December 31, 2017).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2017	2017	2017	2017*
Touchstone Dynamic Equity Fund
Class A	Actual	2.03%	$1,000.00	$1,008.66	$10.28	**
Class A	Hypothetical	2.03%	$1,000.00	$1,014.97	$10.31	**

Class C	Actual	2.78%	$1,000.00	$1,055.99	$14.41	**
Class C	Hypothetical	2.78%	$1,000.00	$1,011.19	$14.09	**

Class Y	Actual	1.69%	$1,000.00	$1,072.40	$8.83	**
Class Y	Hypothetical	1.69%	$1,000.00	$1,016.69	$8.59	**

Institutional Class	Actual	1.71%	$1,000.00	$1,071.96	$8.93	**
Institutional Class	Hypothetical	1.71%	$1,000.00	$1,016.59	$8.69	**

Touchstone Controlled Growth with Income Fund***
Class A	Actual	0.49%	$1,000.00	$970.63	$2.43
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50

Class C	Actual	1.24%	$1,000.00	$1,015.73	$6.30
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31

Class Y	Actual	0.24%	$1,000.00	$1,031.64	$1.23
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22

Other Items (Unaudited) (Continued)

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2017	2017	2017	2017*

Touchstone Dynamic Diversified Income Fund***
Class A	Actual	0.49%	$1,000.00	$974.32	$2.44
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50

Class C	Actual	1.24%	$1,000.00	$1,019.31	$6.31
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31

Class Y	Actual	0.24%	$1,000.00	$1,034.61	$1.23
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22

Touchstone Dynamic Global Allocation Fund***
Class A	Actual	0.49%	$1,000.00	$1,001.50	$2.47
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50

Class C	Actual	1.24%	$1,000.00	$1,048.17	$6.40
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31

Class Y	Actual	0.24%	$1,000.00	$1,063.28	$1.25
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.85, $11.92, $6.32 and $6.42, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.88, $11.67, $6.16, and $6.26, respectively.

***	The annualized expense ratios for the Allocation Funds do not include fees and expenses of the Underlying Funds in which the Allocation Funds invest.

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 16, 2017, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the

Other Items (Unaudited) (Continued)

Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them:

(1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon

Other Items (Unaudited) (Continued)

their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2017, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Dynamic Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-and twelve-month periods ended June 30, 2017 was in the 3rd quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Controlled Growth with Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-and twelve-month periods ended June 30, 2017 was in the 2nd quintile of its peer group, and the Fund’s performance for the thirty-six month period ended June 30, 2017 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relative indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Dynamic Diversified Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and twelve- month periods ended June 30, 2017 was in the 4th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2017 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance

Other Items (Unaudited) (Continued)

was satisfactory relative to the performance of funds with similar investment objectives and relative indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Touchstone Dynamic Global Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and at the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2017 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relative indices, and that the advisory fee was reasonable in light of the services received by the Fund and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased. The Board also noted that if a Fund’s assets increase over time, the Fund also might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds’ respective Sub-Advisory Agreement, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience

Other Items (Unaudited) (Continued)

and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Fund(s), the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays a sub-advisory fee to the Sub-Advisor out of the advisory fees it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Touchstone Dynamic Equity Fund’s Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fees paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Dynamic Equity Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Controlled Growth with Income Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Dynamic Diversified Income Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Dynamic Global Allocation Fund. The Trustees considered the Fund’s sub-advisory fee relative to the fees paid by other funds to their sub-advisors. Based upon their review, the Trustees concluded that the Fund’s sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2017, as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Other Items (Unaudited) (Continued)

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustees1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	49	IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors, Inc. (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from 2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.

Independent Trustees:

Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	49	None.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	49	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2011 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2017, the Touchstone Fund Complex consists of 25 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 10 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Management of the Trust (Unaudited) (Continued)

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Year of Birth	Trust[1]	Time Served	During the Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.; Chief Compliance Officer of Envestnet Asset Management, Inc. (2009 to 2013).
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Ellen Blanchard The Bank of New York Mellon 201 Washington Street, 13th Floor Boston, Massachusetts 02108 Year of Birth: 1973	Secretary	Until resignation, removal or disqualification Secretary since 2015	Director of The Bank of New York Mellon.

[1]	Each officer also holds the same office with the Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

This page intentionally left blank.

This page intentionally left blank.

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54CC-TST-AR-1712

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (December Funds) totaled $63,200 and $61,400 for the fiscal years ended December 31, 2017 and 2016, respectively, including fees associated with the annual audit and filing of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	There were no audit related fees for the fiscal years ended December 31, 2017 and 2016.

Tax Fees

(c)	The fees for tax compliance services totaled $13,810 and $13,400 for the fiscal years ended December 31, 2017 and 2016, respectively. The fees relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years ended December 31, 2017 and 2016 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $997 and $541 for the fiscal years ended December 31, 2017 and 2016, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust (December Funds) and certain entities*, totaled approximately $14,807 and $13,941 for the fiscal years ended December 31, 2017 and 2016, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust

By (Signature and Title)*     /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 2/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 2/28/2018

By (Signature and Title)*    /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 2/28/2018

* Print the name and title of each signing officer under his or her signature.